Matthews Asia Funds | Third Quarter Report

September 30, 2009 | matthewsasia.com

ASIA GROWTH AND INCOME STRATEGIES

Matthews Asian Growth and Income Fund

Matthews Asia Pacific Equity Income Fund

ASIA GROWTH STRATEGIES

Matthews Asia Pacific Fund

Matthews Pacific Tiger Fund

Matthews China Fund

Matthews India Fund

Matthews Japan Fund

Matthews Korea Fund

ASIA SMALL COMPANY STRATEGY

Matthews Asia Small Companies Fund

ASIA SPECIALTY STRATEGY

Matthews Asian Technology Fund

Performance and Expenses

Through September 30, 2009

	Average Annual Total Returns					2008 Gross Annual
	1 year	5 years	10 years	Since Inception	Inception Date	Operating Expenses
ASIA GROWTH AND INCOME STRATEGIES
Matthews Asian Growth and Income Fund	16.14%	12.02%	14.67%	11.07%	9/12/94	1.16%
Matthews Asia Pacific Equity Income Fund	21.54%	n.a.	n.a.	9.25%	10/31/06	1.35%
After Contractual Fee Waiver						1.32	%(1)
ASIA GROWTH STRATEGIES
Matthews Asia Pacific Fund	19.03%	9.07%	n.a.	9.24%	10/31/03	1.23%
Matthews Pacific Tiger Fund	30.22%	16.29%	13.82%	8.76%	9/12/94	1.12%
Matthews China Fund	32.63%	20.53%	17.40%	12.75%	2/19/98	1.23%
Matthews India Fund	22.37%	n.a.	n.a.	14.50%	10/31/05	1.29%
Matthews Japan Fund	-2.70%	-3.55%	-4.83%	2.98%	12/31/98	1.23%
Matthews Korea Fund	28.43%	13.12%	11.67%	4.62%	1/3/95	1.27%
ASIA SMALL COMPANY STRATEGY
Matthews Asia Small Companies Fund	41.79%	n.a.	n.a.	37.97%	9/15/08	14.31	%(2)
After Contractual Fee Waiver						2.00	%(2)
ASIA SPECIALTY STRATEGY
Matthews Asian Technology Fund	20.23%	9.08%	n.a.	-2.37%	12/27/99	1.33%

(1)          The Advisor has contractually agreed to waive fees and reimburse certain expenses for Matthews Asia Pacific Equity Income Fund to the extent needed to limit total operating expenses to 1.50% until October 31, 2009.

(2)          The Advisor has contractually agreed to waive Matthews Asia Small Companies Fund’s fees and reimburse expenses until April 30, 2012 to the extent needed to limit total annual operating expenses to 2.00%.

Investor Disclosure

Past Performance: All performance quoted in this report is past performance and is no guarantee of future results. Investment return and principal value will fluctuate with changing market conditions so that when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the returns quoted. If certain of the Funds’ fees and expenses had not been waived, returns would have been lower. For the Funds’ most recent month-end performance, please call 800.789. ASIA (2742) or visit matthewsasia.com.

Investment Risk: Mutual fund shares are not deposits or obligations of, or guaranteed by, any depositary institution. Shares are not insured by the FDIC, Federal Reserve Board or any government agency and are subject to investment risks, including possible loss of principal amount invested. Investing in international markets may involve additional risks, such as social and political instability, market illiquidity, exchange-rate fluctuations, a high level of volatility and limited regulation. In addition, single-country and sector funds may be subject to a higher degree of market risk than diversified funds because of concentration in a specific industry, sector or geographic location. Investing in small and mid-size companies is more risky than investing in large companies as they may be more volatile and less liquid than larger companies. Please see the Funds’ prospectus and Statement of Additional Information for more risk disclosure.

Redemption Fee Policy

The Funds assess a redemption fee of 2.00% on the total redemption proceeds on most sales or exchanges of shares that take place within 90 calendar days after their purchase as part of the Funds’ efforts to discourage market timing activity. This fee is payable directly to the Funds. For purposes of determining whether the redemption fee applies, the shares that have been held longest will be redeemed first. The Funds may grant exemptions from the redemption fee in certain circumstances. For more information on this policy, please see the Funds’ prospectus.

Contents

Message to Shareholders	2
Manager Commentaries, Fund Characteristics and Schedules of Investments:
ASIA GROWTH AND INCOME STRATEGIES
Matthews Asian Growth and Income Fund	4
Matthews Asia Pacific Equity Income Fund	9
ASIA GROWTH STRATEGIES
Matthews Asia Pacific Fund	14
Matthews Pacific Tiger Fund	18
Matthews China Fund	22
Matthews India Fund	26
Matthews Japan Fund	30
Matthews Korea Fund	34
ASIA SMALL COMPANY STRATEGY
Matthews Asia Small Companies Fund	38
ASIA SPECIALTY STRATEGY
Matthews Asian Technology Fund	41

Notes to Schedules of Investments	44

This report has been prepared for Matthews Asia Funds shareholders. It is not authorized for distribution to prospective investors unless accompanied or preceded by a current Matthews Asia Funds prospectus, which contains more complete information about the Funds’ investment objectives, risks and expenses. Additional copies of the prospectus may be obtained at matthewsasia.com. Please read the prospectus carefully before you invest or send money.

The views and opinions in this report were current as of September 30, 2009. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of a Fund’s future investment intent.

Statements of fact are from sources considered reliable, but neither the Funds nor the Investment Advisor makes any representation or guarantee as to their completeness or accuracy.

Matthews Asia Funds are distributed by:

PFPC Distributors, Inc. |  760 Moore Road |  King of Prussia, PA 19406

“To be sure, we have more evidence of Asian economies’ resilience and of Asian governments’ abilities to stabilize their economies by means of monetary and fiscal policy in a way considered impossible during the Asian financial crisis of 1997—1998.”

Message to Shareholders from the Investment Advisor

Dear Fellow Shareholders,

How the market mood has fluctuated this year! Early in 2009, investors were facing the fall of capitalism and a second Great Depression. Equities were selling at “bargain” prices that few were willing to pay. Fiscal and monetary stimulus was seen as the last throw of the dice—a much needed “rescue package.” Now, investors worry that China’s stimulus packages were “fictitious growth” that ignited a bubble. They also fear that valuations, which with hindsight everyone can now agree were cheap, are “stretched.” Investors’ eternal search to get “something for nothing” continues, but markets are never so generous that they will offer up cheap prices in times of great optimism.

A Changing Reality

If a cynic is someone who knows the price of everything and the value of nothing, then by this yardstick, there are very few Asia cynics left. For as much as the knee-jerk reaction was to run to U.S. dollar assets when the crisis hit (somewhat confusingly, since it was the center of the crisis), as fears have calmed, Asia has been increasingly recognized as better placed economically than the West. One could make good arguments that:

•      Asia’s growth will continue to surpass the Western world by a substantial margin for the medium-to-long term.

•      Capital market developments may gradually reduce the overall cost of business.

•      Asia’s companies have on average become better managed.

This is a changing reality that we at Matthews have discussed and written about for some time. And for a long time it seemed as if the investing world was cynical of such claims. Well, now Asia is trading at a premium to global markets—a small premium relative to the U.S., perhaps, but a substantial one compared to Europe. The implications seem to me to be that Asian stock market valuations are no longer at odds with the prospects for their economies. To be sure, we have more evidence of Asian economies’ resilience and of Asian governments’ abilities to stabilize their economies by means of monetary and fiscal policy in a way considered impossible during the Asian financial crisis of 1997—1998. Nevertheless, much more of this is now realized and accepted by investors.

However, if a sentimentalist is someone who sees an absurd value in everything, and doesn’t know the market price of any single thing, then by this measure too, the markets can hardly be said to be sentimental toward Asia—for valuations are becoming a major concern for market commentators at the moment. In terms of Asia’s long-term averages, valuations are no longer cheap. In general, valuations with a more cyclical component (i.e., price-to-earnings) are expensive partly because the earnings are depressed; valuations with a less cyclical component (i.e., price-to-book or sales) are far closer to average. And yet several commentators are already pronouncing India and China as “bubbles ready to pop.” There are reasons to be cautious—inflation is stirring once more in India. Loan growth in China has been extremely fast during the first half of the year and China is already putting on the brakes. Australia recently started what appears to be a cycle of interest rate increases. And yet, in a deflationary world environment, these are also signs of strength. If they are problems, then they are problems that the U.S. and Europe hope to share.

The Role of Government

With so much expected of their economies, Asia’s governments will have to continue to step in and promote the types of policies that support a shift in favor of domestic consumption away from the export sectors. This will mean the growth of the welfare state—to free up precautionary saving. It will mean greater capital market development—to facilitate the investment of capital domestically. And it will mean good management of fiscal and monetary policy—to support long-run growth and prevent imbalances.

Focus will probably shift to these key macro risks. Are governments able to follow through? These reforms are eagerly anticipated and policy makers are pursuing them. However, it is too much to hope that such reforms can proceed seamlessly— there is “many a slip ‘twixt cup and lip.” I do not think that markets have entirely ignored these risks either.

Asia’s Contribution to Global Growth

Perhaps we are not sentimentalists yet. However, there has certainly been an increased belief and confidence in the Asia region. This confidence has been backed with strong investment flows and increased talk of holding Asia as a strategic component of one’s portfolio, rather than a tactical play on short-term global growth. But these are not necessarily signs of euphoria, in my opinion. Rather, they are a reassessment of the economic relationships between East and West of the last 20 years, and a realization that these relationships must change. Asia will contribute over half of global growth in the next five years, based on purchasing power parity, according to International Monetary Fund data. China alone will account for nearly one third. And despite Asia’s role in the global economy today, most portfolios in the U.S. likely carry a small weighting to Asian equities. It seems likely that if Asia continues to perform well, people will continue to re-allocate resources to these markets, but they would be well advised to do so in a prudent manner.

The capital gains in Asia to be won from a reassessment of global risks have now most likely disappeared. Anyone investing today expecting returns on par with the recent past is likely to be disappointed. Performance will be driven by long-term earnings growth. What part does valuation play in our process at Matthews? Generally speaking, we look first and foremost for companies that benefit from the secular growth trends we see in Asia. Second, we seek to identify that management is trustworthy and competent. Finally, we use valuation as a check to ensure that we don’t overpay. We do not expect to always see bargain prices before we invest and we like to see cheap prices for good businesses, but we are cognizant of the fact that the market seldom offers up such opportunities, and getting a good business for a fair price is the most one can hope for most of the time.

As always, we are honored to be your Asia investment specialists, and thank you for your investment in the Matthews Asia Funds.

Robert J. Horrocks, PhD

Chief Investment Officer

Matthews International Capital Management, LLC

“Generally speaking, we look first and foremost for companies that benefit from the secular growth trends we see in Asia.”

PORTFOLIO MANAGERS

Andrew Foster

Lead Manager

Robert J. Horrocks, PhD

Co-Manager

FUND FACTS

Ticker	MACSX
Inception Date	9/12/94
Assets	$2.3 billion
NAV	$15.34
Total # of Positions	83

Fiscal Year 2008 Ratios

Portfolio Turnover	25.16	%(1)
Gross Expense Ratio	1.16	%(2)

Benchmarks

MSCI AC Asia ex Japan Index

MSCI AC Far East ex Japan Index

Redemption Fee

2% within first 90 calendar days of purchase

OBJECTIVE

Long-term capital appreciation. The Fund also seeks to provide some current income.

STRATEGY

Under normal market conditions, the Fund seeks to achieve its investment objective by investing at least 80% of its total net assets, which include borrowings for investment purposes, in dividend-paying equity securities and the convertible securities, of any duration or quality, of companies located in Asia.

(1)          The lesser of fiscal year 2008 long-term purchase costs or sales proceeds divided by the average monthly market value of long-term securities.

(2)          Matthews Asia Funds does not charge 12b-1 fees.

Matthews Asian Growth and Income Fund

Portfolio Manager Commentary

For the quarter ended September 30, 2009, the Matthews Asian Growth and Income Fund returned 13.88%, while its benchmark, the MSCI All Country Asia ex Japan Index, rose 19.13%.

Global stock markets have continued to surge forward, and Asian markets continued to rally as earnings growth and the availability of credit have prompted investors to pay higher prices for stocks. However, while fundamental conditions have improved, they have not done so at the same pace as markets have risen, and consequently valuations are far dearer than they were even a few months ago.

Over the quarter, the Fund performed largely in line with our expectations, tracking the broader gains available from stock markets. However, investment conditions have already become challenging again. The Fund attempts to achieve a careful balance between portfolio yield and reasonably defensive valuations on securities; it also strives to participate in a portion of the growth intrinsic to Asia’s economies. On the latter point, growth is again evident in many of the Fund’s underlying holdings. However, dividend yields available in the marketplace are now at average levels versus historic levels and yields on convertible bonds are little better. Average valuations for stocks— particularly when measured on price-to-earnings multiples—suggest a sharply reduced margin of safety.

However, resilient market conditions have brought important ancillary benefits: notably the capital markets are “open for business” again. Companies have begun to issue publicly traded securities after having held off for the better part of a year. Happily, the region’s convertible bond and fixed income markets have seen new issuances—the latter representing an important new investment opportunity. This is a key trend: Asia’s corporate bond markets are woefully underdeveloped, and their proper establishment is essential for the region to achieve stable and sustainable growth.

Indeed, the Fund holds a small number of corporate bonds, and it will likely expand those positions over time. One such holding is a three-year debenture issued by one of India’s largest financial institutions, Housing Development Finance Corp. (HDFC). The company was the first private lender to develop the local Indian mortgage market; it is now the largest player in the market, and has a sizeable insurance operation. HDFC does not actively rely on its banking license, and thus it has had to seek funding from interbank markets. The funds raised were of short duration, and often costly. Now that India’s capital markets have expanded, HDFC has sought to take advantage by securing longer-term funds via the issuance of benchmark bonds. Importantly, this particular debenture has been issued in local currency form, allowing the company to avoid a currency mismatch on its balance sheet. The bond has been paired with a related warrant so that the Fund achieves some convertible-like exposure.

The relatively defensive orientation of the Fund meant that it did not participate in some of the segments of the market that have seen the sharpest recovery in valuations during the quarter. The commodity and materials sectors have been among the best-performing year-to-date; however, the innate cyclicality (and volatility in share prices) of such businesses means that they are not often natural targets for the Fund.

From our perspective, the Fund’s exposure to convertibles offers an attractive trade-off between yield and downside protection, with some equity participation. Nonetheless, many of the Fund’s convertibles failed to keep pace with the sharp increase in equities. The biggest source of underperformance for the Fund arose from its exposure to Japan, particularly its holdings in two of the country’s larger Japanese Real Estate Investment Trusts (J-REITs). Despite the substantial underperformance of these REITs, we remain convinced that they are some of the region’s higher-quality, income-producing property assets.

We are pleased to announce that in September, the Fund marked its 15th year of operation since inception. The Fund has achieved this anniversary because of the dedication and long-term focus of its shareholders, and we thank you for your support.

PERFORMANCE AS OF SEPTEMBER 30, 2009

		Average Annual Total Returns
						Inception
	3 Months	1 Year	3 Years	5 Years	10 Years	9/12/94
Matthews Asian Growth and Income Fund	13.88%	16.14%	7.66%	12.02%	14.67%	11.07%
MSCI AC Asia ex Japan Index(3)	19.13%	27.09%	7.92%	15.12%	8.01%	3.25	%(4)
MSCI AC Far East ex Japan Index(3)	19.07%	26.63%	7.74%	14.29%	7.52%	2.87	%(4)
Lipper Pacific ex Japan Funds Category Average(5)	19.14%	27.85%	7.99%	14.50%	9.28%	4.84	%(4)

Performance assumes reinvestment of all dividends and/or distributions before taxes. All performance quoted represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate with market conditions so that when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the return figures quoted. Returns would have been lower if certain of the Fund’s fees and expenses had not been waived. For the Fund’s most recent month-end performance visit matthewsasia.com.

INCOME DISTRIBUTION HISTORY

	June		December		Total
2009	21.94	¢	N/A		N/A
2008	24.82	¢	16.66	¢	41.48	¢
2007	21.51	¢	68.91	¢	90.42	¢
2006	21.89	¢	39.85	¢	61.74	¢
1994 –2005	$1.88		$2.07		$3.95

Note: This table does not include capital gains distributions.

30-DAY YIELD: 1.78%

The 30-Day Yield represents net investment income earned by the Fund over the 30-day period ended 9/30/09, expressed as an annual percentage rate based on the Fund’s share price at the end of the 30-day period. The 30-Day Yield should be regarded as an estimate of the Fund’s rate of investment income, and it may not equal the Fund’s actual income distribution rate.

Source: PNC Global Investment Servicing (U.S.) Inc.

DIVIDEND YIELD: 3.83%

The dividend yield (trailing) for the portfolio is the weighted average sum of the dividend paid per share during the last 12 months divided by the current price. The annualized dividend yield for the Fund is for the equity-only portion of the portfolio. Please note that this is based on gross portfolio holdings and does not reflect the actual yield an investor in the Fund would receive. Past yields are no guarantee of future yields.

Source: FactSet Research Systems

Plotted monthly. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on dividends, capital gain distributions or redemption of Fund shares. Values are in US$.

(3)          It is not possible to invest directly in an index. Source: Index data from Morgan Stanley Capital Management; total return calculations performed by PNC Global Investment Servicing (U.S.) Inc. Please see page 48 for index definitions.

(4)          Calculated from 8/31/94.

(5)          The Lipper Category Average does not reflect sales charges and is based on total return, including reinvestment of dividends and capital gains for the stated periods.

Matthews Asian Growth and Income Fund	September 30, 2009

TOP TEN HOLDINGS(6)

	Security Type	Country	% of Net Assets
Hongkong Land CB 2005, Ltd., Cnv., 2.750%, 12/21/12	Convertible Bond	China/Hong Kong	2.8%
Taiwan Semiconductor Manufacturing Co., Ltd.	Equity	Taiwan	2.8%
HSBC Holdings PLC	Equity	United Kingdom	2.7%
CLP Holdings, Ltd.	Equity	China/Hong Kong	2.4%
Rafflesia Capital, Ltd., Cnv., 1.250%, 10/04/11	Convertible Bond	Malaysia	2.3%
Hang Lung Properties, Ltd.	Equity	China/Hong Kong	2.1%
China Petroleum & Chemical Corp. (Sinopec), Cnv., 0.000%, 04/24/14	Convertible Bond	China/Hong Kong	2.1%
Keppel Corp., Ltd.	Equity	Singapore	2.0%
Ascendas REIT	Equity	Singapore	1.9%
Nippon Building Fund, Inc., REIT	Equity	Japan	1.9%
% OF ASSETS IN TOP TEN			23.0%

(6)          Holdings may combine more than one security from same issuer and related depositary receipts.

COUNTRY ALLOCATION (%)(7)

China/Hong Kong	31.7
Singapore	12.8
Japan	9.4
South Korea	9.4
India	8.5
Taiwan	7.1
Malaysia	5.7
Thailand	2.8
United Kingdom	2.7
Indonesia	2.3
Australia	1.4
Philippines	1.3
Vietnam	0.9
Cash and Other Assets, Less Liabilities	4.0

SECTOR ALLOCATION (%)

Financials	26.1
Information Technology	14.5
Industrials	14.2
Telecommunication Services	11.5
Consumer Discretionary	9.6
Consumer Staples	6.1
Utilities	5.2
Health Care	4.3
Energy	2.1
Non-classified	1.7
Materials	0.7
Cash and Other Assets, Less Liabilities	4.0

BREAKDOWN BY SECURITY TYPE (%)

Common Equities and ADRs	64.0
Convertible Bonds(8)	25.0
Preferred Equities	3.1
Corporate Bonds	2.0
Government Bonds	1.7
Warrants	0.2
Cash and Other Assets, Less Liabilities	4.0

MARKET CAP EXPOSURE (%)(9)

Large Cap (over $5B)	48.3
Mid Cap ($1B—$5B)	35.9
Small Cap (under $1B)	10.1
Government Bonds	1.7
Cash and Other Assets, Less Liabilities	4.0

(7)          Australia, United Kingdom, Japan and Vietnam are not included in the MSCI All Country Asia ex Japan Index.

(8)          Convertible bonds are not included in the MSCI All Country Asia ex Japan Index.

(9)          Source: FactSet Research Systems. Percentage values in data are rounded to the nearest tenth of one percent; the values may not sum to 100% due to rounding.

Schedule of Investments(a) (unaudited)

	Shares	Value
COMMON EQUITIES: 64.0%
CHINA/HONG KONG: 21.8%
CLP Holdings, Ltd.	8,062,700	$54,667,053
Hang Lung Properties, Ltd.	12,688,920	46,456,684
Shandong Weigao Group
Medical Polymer Co., Ltd. H Shares	12,700,000	41,895,951
VTech Holdings, Ltd.	4,410,300	37,935,333
Television Broadcasts, Ltd.	8,372,000	35,987,029
Hang Seng Bank, Ltd.	2,438,800	35,013,091
Bank of Communications Co., Ltd. H Shares	26,020,000	31,546,998
Vitasoy International Holdings, Ltd.	49,797,000	29,983,036
ASM Pacific Technology, Ltd.	4,199,800	29,681,002
Hang Lung Group, Ltd.	4,683,000	23,343,545
Lenovo Group, Ltd.	49,894,000	22,145,990
HongKong Electric Holdings, Ltd.	3,777,500	20,698,397
Hong Kong & China Gas Co., Ltd.	7,721,490	19,460,371
I-CABLE Communications, Ltd.(b)†	128,079,000	16,030,429
Café de Coral Holdings, Ltd.	7,137,100	15,618,629
China Green Holdings, Ltd.	8,568,000	7,258,114
PCCW, Ltd.	22,674,000	5,888,561
Other Investments		18,026,605
Total China/Hong Kong		491,636,818

SINGAPORE: 10.5%
Keppel Corp., Ltd.	7,738,000	44,213,580
Ascendas REIT	32,130,000	43,850,693
Singapore Technologies Engineering, Ltd.	19,494,000	37,936,848
Fraser and Neave, Ltd.	9,956,100	27,902,355
Parkway Holdings, Ltd.	13,793,093	20,149,715
Singapore Post, Ltd.	28,847,000	18,906,319
Cerebos Pacific, Ltd.	7,740,000	18,144,546
Hong Leong Finance, Ltd.	9,106,000	17,416,982
Parkway Life REIT	10,233,110	8,407,023
Total Singapore		236,928,061

JAPAN: 9.4%
Nippon Building Fund, Inc., REIT	4,803	42,757,347
Japan Real Estate Investment Corp., REIT	4,797	39,159,142
Hisamitsu Pharmaceutical Co., Inc.	847,400	34,348,038
Hamamatsu Photonics, K.K.	1,423,100	33,992,917
Trend Micro, Inc.	881,500	32,706,746
Nintendo Co., Ltd.	110,000	28,051,143
Total Japan		211,015,333

TAIWAN: 7.1%
Taiwan Semiconductor Manufacturing Co., Ltd.	28,069,187	55,548,937
Cathay Financial Holding Co., Ltd.(b)	20,412,240	33,739,828
Chunghwa Telecom Co., Ltd. ADR	1,534,848	27,688,658
Cyberlink Corp.	5,264,914	21,486,607
President Chain Store Corp.	5,978,768	14,614,289
Taiwan Semiconductor Manufacturing Co., Ltd. ADR	617,278	6,765,367
Total Taiwan		159,843,686

SOUTH KOREA: 5.5%
Hana Financial Group, Inc.	1,016,639	34,867,341
GS Home Shopping, Inc.†	368,299	22,274,562
SK Telecom Co., Ltd. ADR	1,266,733	22,104,491
S1 Korea Corp.	493,710	21,665,285
SK Telecom Co., Ltd.	97,716	15,170,394
Daehan City Gas Co., Ltd.	317,380	7,822,701
Total South Korea		123,904,774

THAILAND: 2.8%
Advanced Info Service Public Co., Ltd.	11,658,000	32,828,607
BEC World Public Co., Ltd.	37,652,500	25,421,531
Thai Reinsurance Public Co., Ltd. NVDR	25,672,800	3,911,710
Total Thailand		62,161,848

UNITED KINGDOM: 2.7%
HSBC Holdings PLC ADR	1,046,733	60,030,138
Total United Kingdom		60,030,138

INDONESIA: 1.5%
PT Telekomunikasi Indonesia ADR	938,200	33,493,740
Total Indonesia		33,493,740

AUSTRALIA: 1.4%
AXA Asia Pacific Holdings, Ltd.	8,447,372	32,423,679
Total Australia		32,423,679

PHILIPPINES: 1.3%
Globe Telecom, Inc.	1,368,540	28,232,554
Total Philippines		28,232,554

TOTAL COMMON EQUITIES		1,439,670,631
(Cost $1,240,411,975)

PREFERRED EQUITIES: 3.1%

SOUTH KOREA: 3.1%
Samsung Fire & Marine Insurance Co., Ltd., Pfd.	337,623	29,026,588
Hyundai Motor Co., Ltd., Pfd.	566,280	18,945,036
LG Household & Health Care, Ltd., Pfd.	200,290	11,639,281
Hyundai Motor Co., Ltd., 2nd Pfd.	305,760	10,577,477
Total South Korea		70,188,382

TOTAL PREFERRED EQUITIES		70,188,382
(Cost $35,264,335)

			Value
WARRANTS: 0.2%
INDIA: 0.2%
Other Investments			$3,464,400
Total India			3,464,400

TOTAL WARRANTS			3,464,400
(Cost $3,312,446)

	Face Amount
INTERNATIONAL BONDS: 28.7%
CHINA/HONG KONG: 9.9%
Hongkong Land CB 2005, Ltd., Cnv.
2.750%, 12/21/12	$50,700,000		63,565,125
China Petroleum & Chemical Corp., (Sinopec), Cnv.
0.000%, 04/24/14	327,580,000	(c)	46,283,585
Yue Yuen Industrial Holdings, Ltd., Cnv.
0.000%, 11/17/11	246,300,000	(c)	35,117,386
China High Speed Transmission Equipment Group Co., Ltd., Cnv.
0.000%, 05/14/11	192,000,000	(c)	31,079,794
Power Regal Group, Ltd., Cnv.
2.250%, 06/02/14	129,380,000	(c)	20,441,908
PB Issuer, Ltd., Cnv.
3.300%, 02/01/13	19,750,000		18,960,000
China Green Holdings, Ltd., Cnv.
0.000%, 10/29/10	65,000,000	(c)	8,236,526
Total China/Hong Kong			223,684,324

INDIA: 8.3%
Reliance Communications, Ltd., Cnv.
0.000%, 05/10/11	35,915,000		41,616,506
Tata Motors, Ltd., Cnv.
1.000%, 04/27/11	25,149,000		28,544,115
Financial Technologies India, Ltd., Cnv.
0.000%, 12/21/11	19,314,000		22,742,235
Rolta India, Ltd., Cnv.
0.000%, 06/29/12	24,116,000		24,357,160
Sintex Industries, Ltd., Cnv.
0.000%, 03/13/13	27,400,000		23,290,000
Housing Development Finance Corp.
0.000%, 08/24/12	1,300,000,000	(c)	27,259,329
Housing Development Finance Corp., Cnv.
0.000%, 09/27/10	6,400,000		11,589,248
Educomp Solutions, Ltd., Cnv.
0.000%, 07/26/12	5,915,000		8,066,581
Total India			187,465,174

MALAYSIA: 5.7%
Rafflesia Capital, Ltd., Cnv
1.250%(d), 10/04/11	44,200,000		52,487,500
Cherating Capital, Ltd., Cnv.
2.000%(d), 07/05/12	38,000,000		41,895,000
Paka Capital, Ltd., Cnv.
0.000%, 03/12/13	21,300,000		21,246,750
YTL Power Finance Cayman, Ltd., Cnv.
0.000%, 05/09/10	11,000,000		13,365,000
Total Malaysia			128,994,250

SINGAPORE: 2.3%
Wilmar International, Ltd., Cnv.
0.000%, 12/18/12	27,100,000		35,223,225
Olam International, Ltd., Cnv.
1.560%, 10/23/10	6,630,000		11,154,975
ST Treasury Services, Ltd., Cnv.
1.560%, 10/23/10	6,250,000	(c)	4,641,856
Total Singapore			51,020,056

VIETNAM: 0.9%
Socialist Republic of Vietnam
6.875%, 01/15/16	18,511,000		19,482,828
Total Vietnam			19,482,828

INDONESIA: 0.8%
Republic of Indonesia
10.375%, 05/04/14	14,700,000		18,007,500
Total Indonesia			18,007,500

SOUTH KOREA: 0.8%
POSCO
8.750%, 03/26/14	14,500,000		16,866,835
Total South Korea			16,866,835

TOTAL INTERNATIONAL BONDS (Cost $605,518,070)			645,520,967

TOTAL INVESTMENTS: 96.0% (Cost $1,884,506,826(e))			2,158,844,380

CASH AND OTHER ASSETS, LESS LIABILITIES: 4.0%			91,169,731

NET ASSETS: 100.0%			$2,250,014,111

(a)                                  Certain securities were fair valued under the discretion of the Board of Trustees (Note A).

(b)                                 Non-income producing secuity.

(c)                                  Face amount reflects principal in local currency.

(d)                                 Variable rate security.  The rate reflects the rate in effect at September 30, 2009.

(e)                                  Cost of investments is $1,884,506,826  and net unrealized appreciation consists of:

Gross unrealized appreciation	$336,422,821
Gross unrealized depreciation	(62,085,267)
Net unrealized appreciation	$274,337,554

†                                          Affiliated Issuer, as defined under the Investment Company Act of 1940 (ownership of 5% or more of the outstanding voting securities of this issuer)

ADR                     American Depositary Receipt

Cnv.                       Convertible

NVDR              Non-voting  Depositary Receipt

Pfd.                           Preferred

REIT                     Real Estate Investment Trust

See accompanying notes to schedules of investments.

This portfolio data should not be relied upon as a complete listing of this Fund’s holdings, as information on particular holdings may have been withheld if it was in the Fund’s interest to do so.

PORTFOLIO MANAGERS

Jesper O. Madsen, CFA

Lead Manager

Andrew Foster

Co-Manager

FUND FACTS

Ticker	MAPIX
Inception Date	10/31/06
Assets	$218.7 million
NAV	$11.38
Total # of Positions	60

Fiscal Year 2008 Ratios

Portfolio Turnover	25.07	%(1)
Gross Expense Ratio	1.35%
After Contractual Fee Waiver	1.32	%(2)

Benchmark

MSCI AC Asia Pacific Index

Redemption Fee

2% within first 90 calendar days of purchase

OBJECTIVE

Total return with an emphasis on providing current income.

STRATEGY

Under normal market conditions, the Fund seeks to achieve its investment objective by investing at least 80% of its total net assets, which include borrowings for investment purposes, in income-paying publicly traded common stock, preferred stocks, convertible preferred stock and other equity-related instruments of companies located in the Asia Pacific region.

(1)          The lesser of fiscal year 2008 long-term purchase costs or sales proceeds divided by the average monthly market value of long-term securities.

(2)          The Advisor has contractually agreed to waive fees and expenses to the extent needed to limit total annual operating expenses to 1.50% until October 31, 2009. Matthews Asia Funds does not charge 12b-1 fees.

Matthews Asia Pacific Equity Income Fund

Portfolio Manager Commentary

For the quarter ended September 30, 2009, the Matthews Asia Pacific Equity Income Fund gained 16.51%, while its benchmark, the MSCI All Country Asia Pacific Index, increased 15.33%. In September, the Fund distributed 12.92 cents per share, bringing its total year-to-date income distribution to 36.85 cents per share.

Asian equity markets and valuations moved higher in the third quarter as investors responded to positive earnings revisions and initial signs that stimulus packages and loose monetary policies around the globe were taking effect. As a result of share-price appreciation and dividend cuts, dividend yields compressed. Historically, dividends in the region have tended not to fall as much as earnings during downturns in the business cycle. Last year was no different: earnings for the constituents of the MSCI AC Asia Pacific Index declined 55%, while dividends contracted only 14%.

Because Asian firms tend to pay dividends on an annual or semi-annual schedule, the magnitude of last year’s decline in dividends may have been exacerbated. Companies were deciding on their fiscal-year 2008 dividend payments during the first half of this year, when many felt they needed to retain capital due to fears that bank loans might be harder—or impossible—to obtain. Business cyclicality and dividend cuts tend to go hand-in-hand. As global trade collapsed, the region’s open economies, such as Taiwan and Korea, experienced the largest cuts in absolute dividend payments. The most-impacted sectors were materials, information technology and industrials—all cyclical industries. Asia’s financial sector also cut dividends, but not to the same degree as its U.S. or European peers. Despite the economic turmoil, companies in China, as well as those within the region’s telecommunication sector, managed to increase overall dividend payments.

The Fund’s holdings in China and Hong Kong, as a group, were the main contributors to performance year-to-date. Expansionary fiscal and monetary policies showed signs of staving off the full brunt of the economic slowdown, with retail sales and industrial activity holding up well relative to other large economies. On a sector basis, the main contributors were within the consumer discretionary, finan-cials and information technology sectors, all of which rebounded strongly on the back of an improving outlook for the global economy as well as accommodative monetary conditions.

We continue to invest in companies that offer both the potential for dividend growth and attractive yields. To meet this objective, the Fund’s new investments mainly included companies that had lagged the appreciation seen in equity markets since early March. During the quarter, we added to the Fund: Shenzhen Chiwan Wharf Holdings, a Chinese port operator; KT&G, a leading Korean tobacco and ginseng manufacturer; Shinko Plantech, a Japanese engineering and maintenance services company; and St. Shine Optical, a Taiwanese manufacturer of contact lenses. These companies share the following traits: above-market dividend yields, strong balance sheets, and growing or dominant market share within their respective industries.

While dividend yields have compressed with higher valuations, we believe Asia still offers the opportunity to gain exposure to an expanding universe of dividend-paying growth companies. Longer term, the region presents investors with the potential for greater diversification beyond U.S. dividend-focused strategies, faster dividend growth and enhanced yield.

Matthews Asia Pacific Equity Income Fund	September 30, 2009

PERFORMANCE AS OF SEPTEMBER 30, 2009

		Average Annual Total Returns
			Inception
	3 Months	1 Year	10/31/06
Matthews Asia Pacific Equity Income Fund	16.51%	21.54%	9.25%
MSCI AC Asia Pacific Index(3)	15.33%	13.17%	-1.38%
Lipper Pacific Region Funds Category Average(4)	14.93%	9.29%	-2.28%

Performance assumes reinvestment of all dividends and/or distributions before taxes. All performance quoted represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate with market conditions so that when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the return figures quoted. Returns would have been lower if certain of the Fund’s fees and expenses had not been waived. For the Fund’s most recent month-end performance visit matthewsasia.com.

INCOME DISTRIBUTION HISTORY

	Q1		Q2		Q3		Q4		Total
2009	10.07	¢	13.86	¢	12.92	¢	N/A		N/A
2008	5.86	¢	7.53	¢	11.43	¢	5.55	¢	30.37	¢
2007	—		10.30	¢	—		17.12	¢	27.42	¢
2006 (Fund inception: 10/31/06)							1.97	¢	1.97	¢

Note: This table does not include capital gains distributions. In March 2008, the Fund began to distribute investment income dividends on a quarterly rather than semi-annual basis. For additional details regarding Fund distributions, visit matthewsasia.com.

30-DAY YIELD: 2.53%

The 30-Day Yield represents net investment income earned by the Fund over the 30-day period ended 9/30/09, expressed as an annual percentage rate based on the Fund’s share price at the end of the 30-day period. The 30-Day Yield should be regarded as an estimate of the Fund’s rate of investment income, and it may not equal the Fund’s actual income distribution rate.

Source: PNC Global Investment Servicing (U.S.) Inc.

DIVIDEND YIELD: 4.30%

The dividend yield (trailing) for the portfolio is the weighted average sum of the dividend paid per share during the last 12 months divided by the current price. The annualized dividend yield for the Fund is for the equity-only portion of the portfolio. Please note that this is based on gross portfolio holdings and does not reflect the actual yield an investor in the Fund would receive. Past yields are no guarantee of future yields.

Source: FactSet Research Systems.

Plotted monthly. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on dividends, capital gain distributions or redemption of Fund shares. Values are in US$.

(3)          It is not possible to invest directly in an index. Source: Index data from Morgan Stanley Capital Management; total return calculations performed by PNC Global Investment Servicing (U.S.) Inc. Please see page 48 for index definitions.

(4)          The Lipper Category Average does not reflect sales charges and is based on total return, including reinvestment of dividends and capital gains for the stated periods.

TOP TEN HOLDINGS(5)

	Country	% of Net Assets
SK Telecom Co., Ltd.	South Korea	3.9%
Globe Telecom, Inc.	Philippines	3.3%
HSBC Holdings PLC	United Kingdom	3.1%
Chunghwa Telecom Co., Ltd.	Taiwan	3.1%
PT Telekomunikasi Indonesia	Indonesia	3.1%
Taiwan Semiconductor Manufacturing Co., Ltd.	Taiwan	3.0%
KT&G Corp.	South Korea	2.6%
CLP Holdings, Ltd.	China/Hong Kong	2.4%
Top Glove Corp. BHD	Malaysia	2.3%
Lawson, Inc.	Japan	2.3%
% OF ASSETS IN TOP TEN		29.1%

(5) Holdings may combine more than one security from same issuer and related depositary receipts.

COUNTRY ALLOCATION (%)(6)

China/Hong Kong	19.4
Japan	18.3
Taiwan	11.0
Thailand	9.0
South Korea	8.5
Singapore	7.6
Australia	6.1
Malaysia	5.6
Indonesia	5.1
Philippines	3.3
United Kingdom	3.1
India	0.5
Cash and Other Assets, Less Liabilities	2.5

(6) The United Kingdom is not included in the MSCI All Country Asia Pacific Index.

MARKET CAP EXPOSURE (%)(7)

Large Cap (over $5B)	38.7
Mid Cap ($1B—$5B)	32.7
Small Cap (under $1B)	26.1
Cash and Other Assets, Less Liabilities	2.5

(7) Source: FactSet Research Systems. Percentage values in data are rounded to the nearest tenth of one percent; the values may not sum to 100% due to rounding.

SECTOR ALLOCATION (%)

Financials	21.1
Consumer Discretionary	20.0
Consumer Staples	14.1
Telecommunication Services	13.5
Information Technology	13.1
Utilities	5.2
Health Care	5.1
Industrials	4.0
Energy	1.4
Cash and Other Assets, Less Liabilities	2.5

Schedule of Investments(a) (unauidted)

	Shares	Value
COMMON EQUITIES: 93.8%
CHINA/HONG KONG: 19.4%
CLP Holdings, Ltd.	789,500	$5,353,001
VTech Holdings, Ltd.	557,000	4,791,053
Minth Group, Ltd.	4,933,000	4,421,155
Television Broadcasts, Ltd.	1,022,000	4,393,065
ASM Pacific Technology, Ltd.	560,100	3,958,362
Café de Coral Holdings, Ltd.	1,686,000	3,689,595
China Resources Enterprise, Ltd.	1,218,000	3,530,713
Xinao Gas Holdings, Ltd.	1,582,000	3,138,788
Yantai Changyu Pioneer Wine Co., B Shares	469,896	3,004,793
Sa Sa International Holdings, Ltd.	6,080,000	2,642,669
Shenzhen Chiwan Wharf Holdings, Ltd. B Shares	1,244,344	1,820,245
Hang Lung Properties, Ltd.	458,000	1,676,830
Total China/Hong Kong		42,420,269

JAPAN: 16.7%
Lawson, Inc.	107,200	4,976,457
Shiseido Co., Ltd.	265,000	4,614,421
Monex Group, Inc.	12,694	4,571,256
Nintendo Co., Ltd.	14,600	3,723,152
Sysmex Corp.	85,000	3,666,047
Fanuc, Ltd.	40,100	3,581,370
Shinko Plantech Co., Ltd.	320,000	3,125,548
United Urban Investment Corp., REIT	470	2,741,337
MID REIT, Inc.	1,124	2,516,519
Benesse Corp.	45,800	2,241,752
ORIX Corp.	14,000	850,322
Total Japan		36,608,181

TAIWAN: 11.0%
Taiwan Semiconductor Manufacturing Co., Ltd.	3,046,469	6,028,964
Cyberlink Corp.	1,143,855	4,668,181
Chunghwa Telecom Co., Ltd. ADR	224,196	4,044,496
Taiwan Secom Co., Ltd.	2,126,000	3,366,012
Chunghwa Telecom Co., Ltd.	1,544,076	2,785,998
St. Shine Optical Co., Ltd.	500,000	2,547,025
Taiwan Semiconductor Manufacturing Co., Ltd. ADR	50,590	554,466
Total Taiwan		23,995,142

THAILAND: 9.0%
Thai Beverage Public Co., Ltd.	26,713,000	4,731,841
Land & Houses Public Co., Ltd. NVDR	23,358,200	4,661,303
Major Cineplex Group Public Co., Ltd.	15,600,900	3,914,177
Siam Makro Public Co., Ltd.	1,580,000	3,493,754
Thai Tap Water Supply Public Co., Ltd.	22,646,200	2,787,854
Total Thailand		19,588,929

SOUTH KOREA: 8.5%
KT&G Corp.	94,500	5,725,171
SK Telecom Co., Ltd.	29,816	4,628,929
Cheil Worldwide, Inc.	17,658	4,352,686
SK Telecom Co., Ltd. ADR	226,300	3,948,935
Total South Korea		18,655,721

AUSTRALIA: 6.1%
Billabong International, Ltd.	451,631	4,770,432
Coca-Cola Amatil, Ltd.	499,730	4,322,917
AXA Asia Pacific Holdings, Ltd.	1,097,112	4,211,062
Total Australia		13,304,411

MALAYSIA: 5.6%
Top Glove Corp. BHD	2,445,700	5,012,006
Astro All Asia Networks PLC	3,170,000	3,201,102
Media Prima BHD	4,931,200	2,288,714
Public Bank BHD	599,600	1,764,566
Total Malaysia		12,266,388

SINGAPORE: 5.5%
Venture Corp., Ltd.	767,000	4,877,629
CapitaRetail China Trust, REIT	3,329,000	2,871,620
Parkway Life REIT	3,395,868	2,789,879
CapitaLand, Ltd.	555,000	1,455,256
Total Singapore		11,994,384

INDONESIA: 5.1%
PT Ramayana Lestari Sentosa	63,973,000	4,285,446
PT Telekomunikasi Indonesia	3,866,000	3,460,571
PT Telekomunikasi Indonesia ADR	92,900	3,316,530
Total Indonesia		11,062,547

PHILIPPINES: 3.3%
Globe Telecom, Inc.	348,560	7,190,684
Total Philippines		7,190,684

UNITED KINGDOM: 3.1%
HSBC Holdings PLC ADR	68,691	3,939,429
HSBC Holdings PLC	256,133	2,932,573
Total United Kingdom		6,872,002

INDIA: 0.5%
Shriram Transport Finance Co., Ltd.	150,000	1,181,694
Total India		1,181,694

TOTAL COMMON EQUITIES
(Cost $162,785,491)		205,140,352

	Face Amount
INTERNATIONAL BONDS: 3.7%
SINGAPORE: 2.1%
CapitaLand, Ltd., Cnv.
3.125%, 03/05/18	3,500,000	(b)	$2,372,839
CapitaCommerical Trust, Cnv.
2.000%, 05/06/13	3,000,000	(b)	2,176,126
Total Singapore			4,548,965

JAPAN: 1.6%
ORIX Corp., Cnv.
1.000%, 03/31/14	310,000,000	(b)	3,505,437
Total Japan			3,505,437

TOTAL INTERNATIONAL BONDS
(Cost $6,946,207)			8,054,402

TOTAL INVESTMENTS: 97.5%
(Cost $169,731,698(c))			213,194,754

CASH AND OTHER ASSETS, LESS LIABILITIES: 2.5%			5,519,046

NET ASSETS: 100.0%			$218,713,800

(a)                                  Certain securities were fair valued under the discretion of the Board of Trustees (Note A).

(b)                                 Face amount reflects principal in local currency.

(c)                                  Cost of investments is $169,731,698 and net unrealized appreciation consists of:

Gross unrealized appreciation	$46,262,491
Gross unrealized depreciation	(2,799,435)
Net unrealized appreciation	$43,463,056

ADR                     American Depositary Receipt

BHD                      Berhad

Cnv.                       Convertible

NVDR              Non-voting Depositary Receipt

REIT                     Real Estate Investment Trust

See accompanying notes to schedules of investments.

PORTFOLIO MANAGERS

Taizo Ishida

Lead Manager

Sharat Shroff, CFA

Co-Manager

FUND FACTS

Ticker	MPACX
Inception Date	10/31/03
Assets	$208.7 million
NAV	$13.72
Total # of Positions	61

Fiscal Year 2008 Ratios

Portfolio Turnover	37.10	%(1)
Gross Expense Ratio	1.23	%(2)

Benchmark

MSCI AC Asia Pacific Index

Redemption Fee

2% within first 90 calendar days of purchase

OBJECTIVE

Long-term capital appreciation.

STRATEGY

Under normal market conditions, the Fund seeks to achieve its investment objective by investing at least 80% of its total net assets, which include borrowings for investment purposes, in the common and preferred stocks of companies located in the Asia Pacific region. The Fund may also invest in the convertible securities, of any duration or quality, of Asia Pacific companies.

(1)          The lesser of fiscal year 2008 long-term purchase costs or sales proceeds divided by the average monthly market value of long-term securities.

(2)          Matthews Asia Funds does not charge 12b-1 fees.

Matthews Asia Pacific Fund

Portfolio Manager Commentary

For the quarter ended September 30, 2009, the Matthews Asia Pacific Fund returned 12.92%, while its benchmark, the MSCI All Country Asia Pacific Index, rose 15.33%. Although the market rally experienced in Asia Pacific during the first six months of the year subsided somewhat in the third quarter, the region’s markets have been quite resilient, led by such global cyclical sectors as consumer discretionary, information technology, energy and materials, all of which continued to perform well. Stocks in the health care and consumer staples sectors also improved during the quarter.

For the quarter, contributors to Fund performance included holdings in one of Indonesia’s largest conglomerates, Astra International, and China’s travel service firm, Ctrip. Australian energy firm Oil Search and Korean automaker Hyundai Motor also contributed to Fund performance. Considering the less-than-robust performance of Chinese stocks during the quarter, the strength of Asian currencies against the U.S. dollar—particularly the Australian dollar and Korean won—was a significant factor to performance. Meanwhile, the Fund’s underweight in South Korean and Australian financials detracted from performance during the quarter as large banks in those countries surged from very low levels. The Fund’s underweight in energy and commodities also hurt Fund performance.

As discussed in previous commentaries, we continue to seek investment opportunities that are poised to benefit from the region’s continuing integration. During the quarter, we added St. Shine Optical, Taiwan’s leading contact lens manufacturer, which enjoys a 20% domestic market share. The company’s core competency is in manufacturing disposable daily contact lenses. There are currently more than 4,000 contact lens manufacturers in the world; however, the technology barrier for making disposable daily contact lenses is rather high, and large companies such as Johnson & Johnson, CIBA Vision and Bausch & Lomb command the majority of the market share. Interestingly, Japan—the largest market for daily disposable contact lenses in the world—is the growth driver for St. Shine; the company is a major supplier to many contact brands sold within the country. St. Shine exemplifies the type of companies we seek for the portfolio—those that stand to benefit from consumption growth within Asia.

We have also been seeking opportunities in other parts of the region where we have not invested recently, such as the Philippines and New Zealand. We believe that more companies in those countries are seeing the region’s markets as important potential growth drivers—which are gradually shifting from the West to the Asia Pacific region. We have already begun to see this change among Northeast Asian companies in Japan, Taiwan, Korea and China. With the same shift occurring in other Asia Pacific region countries, we expect that our investment universe should continue to expand.

PERFORMANCE AS OF SEPTEMBER 30, 2009

		Average Annual Total Returns
					Inception
	3 Months	1 Year	3 Years	5 Years	10/31/03
Matthews Asia Pacific Fund	12.92%	19.03%	2.18%	9.07%	9.24%
MSCI AC Asia Pacific Index(3)	15.33%	13.17%	-0.38%	8.26%	8.46%
Lipper Pacific Region Funds Category Average(4)	14.93%	9.29%	-1.46%	8.09%	8.06%

Performance assumes reinvestment of all dividends and/or distributions before taxes. All performance quoted represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate with market conditions so that when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the return figures quoted. Returns would have been lower if certain of the Fund’s fees and expenses had not been waived. For the Fund’s most recent month-end performance visit matthewsasia.com.

Plotted monthly. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on dividends, capital gain distributions or redemption of Fund shares. Values are in US$.

(3)          It is not possible to invest directly in an index. Source: Index data from Morgan Stanley Capital Management; total return calculations performed by PNC Global Investment Servicing (U.S.) Inc. Please see page 48 for index definitions.

(4)          The Lipper Category Average does not reflect sales charges and is based on total return, including reinvestment of dividends and capital gains for the stated periods.

TOP TEN HOLDINGS(5)

	Country	% of Net Assets
Ctrip.com International, Ltd. ADR	China/Hong Kong	3.4%
CSL Australia, Ltd.	Australia	3.3%
Sysmex Corp.	Japan	2.8%
PT Astra International	Indonesia	2.7%
The Japan Steel Works, Ltd.	Japan	2.6%
HDFC Bank, Ltd.	India	2.6%
Oil Search, Ltd.	Australia	2.4%
Benesse Corp.	Japan	2.4%
PT Bank Rakyat Indonesia	Indonesia	2.4%
Softbank Corp.	Japan	2.4%
% OF ASSETS IN TOP TEN		27.0%

COUNTRY ALLOCATION (%)

Japan	31.9
China/Hong Kong	25.6
Australia	7.2
India	7.0
Indonesia	6.9
South Korea	6.8
Taiwan	5.3
Singapore	2.9
Thailand	2.9
Malaysia	1.2
Philippines	0.8
New Zealand	0.4
Cash and Other Assets, Less Liabilities	1.1

SECTOR ALLOCATION (%)

Financials	31.3
Consumer Discretionary	18.8
Industrials	10.6
Consumer Staples	10.2
Information Technology	9.6
Health Care	9.0
Telecommunication Services	5.6
Energy	2.5
Materials	1.3
Cash and Other Assets, Less Liabilities	1.1

MARKET CAP EXPOSURE (%)(6)

Large Cap (over $5B)	57.1
Mid Cap ($1B—$5B)	24.1
Small Cap (under $1B)	17.7
Cash and Other Assets, Less Liabilities	1.1

(5)          Holdings may combine more than one security from same issuer and related depositary receipts.

(6)          Source: FactSet Research Systems. Percentage values in data are rounded to the nearest tenth of one percent; the values may not sum to 100% due to rounding.

Matthews Asia Pacific Fund	September 30, 2009

Schedule of Investments(a) (unaudited)

	Shares	Value
COMMON EQUITIES: 97.4%
JAPAN: 31.9%
Sysmex Corp.	134,700	$5,809,606
The Japan Steel Works, Ltd.	473,000	5,419,106
Benesse Corp.	100,900	4,938,706
Softbank Corp.	224,100	4,911,967
Pigeon Corp.	121,500	4,824,576
ORIX Corp.	76,490	4,645,797
MID REIT, Inc.	1,832	4,101,658
Unicharm Petcare Corp.	100,400	3,739,113
Monex Group, Inc.	9,218	3,319,508
Keyence Corp.	14,930	3,180,872
Komatsu, Ltd.	160,200	2,989,553
Toshiba Machine Co., Ltd.	809,000	2,972,246
Fanuc, Ltd.	33,100	2,956,194
Mori Trust Sogo REIT, Inc.	364	2,934,324
Nintendo Co., Ltd.	11,500	2,932,619
FamilyMart Co., Ltd.	88,100	2,832,777
Asahi Breweries, Ltd.	115,000	2,100,223
GCA Savvian Group Corp.	1,603	2,009,224
Total Japan		66,618,069

CHINA/HONG KONG: 25.6%
Ctrip.com International, Ltd. ADR(b)	119,200	7,007,768
Tingyi (Cayman Islands) Holding Corp.	2,370,000	4,884,957
China Life Insurance Co., Ltd. H Shares	1,049,000	4,576,417
China Vanke Co., Ltd. B Shares	3,319,787	4,162,953
Hong Kong Exchanges and Clearing, Ltd.	228,900	4,129,696
China South Locomotive and Rolling Stock Corp., H Shares	7,006,900	4,062,200
Shangri-La Asia, Ltd.	2,096,000	3,941,801
Hang Lung Group, Ltd.	782,000	3,898,068
China Merchants Bank Co., Ltd. H Shares	1,594,450	3,538,980
Dairy Farm International Holdings, Ltd.	477,354	2,849,888
Dongfeng Motor Group Co., Ltd. H Shares	2,460,000	2,602,065
Kingdee International Software Group Co., Ltd.	14,118,000	2,379,525
New Oriental Education & Technology Group, Inc. ADR(b)	14,100	1,134,345
Shandong Weigao Group Medical Polymer Co., Ltd. H Shares	320,000	1,055,646
Other Investments		3,150,914
Total China/Hong Kong		53,375,223

AUSTRALIA: 7.2%
CSL Australia, Ltd.	231,715	6,828,412
Oil Search, Ltd.	899,999	5,105,797
AXA Asia Pacific Holdings, Ltd.	790,669	3,034,837
Total Australia		14,969,046

INDIA: 7.0%
HDFC Bank, Ltd.	126,958	4,338,439
Jain Irrigation Systems, Ltd.	231,623	3,785,950
Bharti Airtel, Ltd.	346,484	3,005,676
Sun Pharmaceutical Industries, Ltd.	83,845	2,448,960
HDFC Bank, Ltd. ADR	9,000	1,065,330
Total India		14,644,355

INDONESIA: 6.9%
PT Astra International	1,667,500	5,719,284
PT Bank Rakyat Indonesia	6,401,500	4,936,382
PT Telekomunikasi Indonesia	4,104,500	3,674,059
Total Indonesia		14,329,725

TAIWAN: 5.3%
Taiwan Semiconductor Manufacturing Co., Ltd.	2,301,585	4,554,838
Richtek Technology Corp.	343,350	2,949,106
St. Shine Optical Co., Ltd.	533,000	2,715,128
Other Investment		844,809
Total Taiwan		11,063,881

SOUTH KOREA: 5.3%
Kiwoom Securities Co., Ltd.	79,094	2,998,048
NHN Corp.(b)	18,752	2,751,649
POSCO	6,627	2,743,908
LG Electronics, Inc.	23,758	2,522,583
Total South Korea		11,016,188

SINGAPORE: 2.9%
CapitaCommerical Trust, REIT	5,456,000	4,001,621
Keppel Land, Ltd.	1,074,000	2,074,577
Total Singapore		6,076,198

THAILAND: 2.9%
Siam Commercial Bank Public Co., Ltd.	1,264,400	3,202,829
Major Cineplex Group Public Co., Ltd.	11,284,900	2,831,317
Total Thailand		6,034,146

MALAYSIA: 1.2%
Parkson Holdings BHD	1,728,200	2,543,062
Total Malaysia		2,543,062

PHILIPPINES: 0.8%
Other Investment		1,596,660
Total Philippines		1,596,660

NEW ZEALAND: 0.4%
Other Investment		907,894
Total New Zealand		907,894

TOTAL COMMON EQUITIES
(Cost $157,625,020)		203,174,447

	Shares	Value
PREFERRED EQUITIES: 1.5%
SOUTH KOREA: 1.5%
Hyundai Motor Co., Ltd. Pfd.	96,520	$3,229,100
Total South Korea		3,229,100
TOTAL PREFERRED EQUITIES
(Cost $1,069,680)		3,229,100

TOTAL INVESTMENTS: 98.9%
(Cost $158,694,700(c))		206,403,547

CASH AND OTHER ASSETS, LESS LIABILITIES: 1.1%		2,256,384

NET ASSETS: 100.0%		$208,659,931

(a)	Certain securities were fair valued under the discretion of the Board of Trustees (Note A).
(b)	Non—income producing security.
(c)	Cost of investments is $158,694,700 and net unrealized appreciation consists of:

Gross unrealized appreciation	$56,327,154
Gross unrealized depreciation	(8,618,307)
Net unrealized appreciation	$47,708,847

ADR	American Depositary Receipt
BHD	Berhad
Pfd.	Preferred
REIT	Real Estate Investment Trust

See accompanying notes to schedules of investments.

This portfolio data should not be relied upon as a complete listing of this Fund’s holdings, as information on particular holdings may have been withheld if it was in the Fund’s interest to do so.

PORTFOLIO MANAGERS

Richard H. Gao

Lead Manager

Sharat Shroff, CFA

Lead Manager

Mark W. Headley

Co-Manager

FUND FACTS

Ticker	MAPTX
Inception Date	9/12/94
Assets	$3.1 billion
NAV	$18.01
Total # of Positions	75

Fiscal Year 2008 Ratios

Portfolio Turnover	16.76	%(1)
Gross Expense Ratio	1.12	%(2)

Benchmarks

MSCI AC Asia ex Japan Index

MSCI AC Far East ex Japan Index

Redemption Fee

2% within first 90 calendar days of purchase

OBJECTIVE

Long-term capital appreciation.

STRATEGY

Under normal market conditions, the Fund seeks to achieve its investment objective by investing at least 80% of its total net assets, which include borrowings for investment purposes, in the common and preferred stocks of companies located in Asia, excluding Japan.

(1)          The lesser of fiscal year 2008 long-term purchase costs or sales proceeds divided by the average monthly market value of long-term securities.

(2)          Matthews Asia Funds does not charge 12b-1 fees.

Matthews Pacific Tiger Fund

Portfolio Manager Commentary

For the quarter ended September 30, 2009, the Matthews Pacific Tiger Fund gained 18.49%, while its benchmark, the MSCI All Country Asia ex Japan Index, returned 19.13% . The Fund’s consumer-related stocks in China and Indonesia drove performance for the portfolio, while its underweight in technology stocks, particularly in Korea, restrained its relative performance. Although signs of continued improvement to economic fundamentals were evident during the quarter, in the coming months, investor attention is increasingly likely to shift toward inflation expectations across the economies.

As growth resumes, some countries, such as India, are more vulnerable to a rise in inflation due to the limited slack in industrial capacity. Meanwhile, other economies, like China, have an opportunity to refocus their export machinery to cater to their domestic markets. However, a possible normalization in inflationary trends doesn’t always have to equate to erosion of wealth—if inflationary expectations are kept in check. We are always on the lookout for companies that possess pricing power among consumers as a way of overcoming inflationary pressures. One such company in which we have invested is Tingyi, a Chinese producer of branded instant noodles and beverages. That said, there is always the risk of ad-hoc government intervention in which prices of certain consumer items can be artificially capped. Furthermore, it remains to be seen whether Asian regulators will be more amenable to allowing currencies to appreciate in order to relieve—or at least partly relieve—the pressure on domestic prices.

Beyond the cyclical factors, it is worth noting that structural changes are underway in different parts of Asia. In response to the recent economic crisis, various governments across the region have undertaken an effort to rebalance their economies toward domestic consumption. At the same time, the economic crisis is providing an opportunity for some Asian companies to wrest market share away from their Western peers.

One such example is LS Corp., which spun off from Korea’s LG Corporation in 2003. The company restructured its entities in 2008 into a holding company. We believe the new structure provides an ideal platform for the company to launch a foray into the niche, but relatively large, global market for cables—for power, telecommunications or general requirements. While many of the company’s global peers have excessively focused on cash flows, LS Corp. has built a global platform through acquisitions in the U.S. and through organic growth in parts of Asia, including Vietnam. The company seems well-positioned to benefit from a pickup in global infrastructure spending. The efforts at LS Corp. are perhaps reflective of some of the structural changes underway in corporate Korea, where the forward-looking chaebol companies are restructuring and hiring professional managers to compete on a global scale.

During the quarter, efforts to raise capital markedly increased, particularly by companies conducting business in China. Some of the capital-raising may be opportunistic, but it is also expanding the investable universe and opening newer sectors of the economy in which the Fund can invest. As long-term investors, we are encouraged by the increasing breadth of the capital markets in Asia, but we remain disciplined in seeking the right combination of business fundamentals, quality of management and appropriate valuation with any investment.

The Matthews Pacific Tiger Fund is pleased to mark its 15th anniversary of investing in Asian markets, and we appreciate your support of our investment strategy.

PERFORMANCE AS OF SEPTEMBER 30, 2009

		Average Annual Total Returns
						Inception
	3 Months	1 Year	3 Years	5 Years	10 Years	9/12/94
Matthews Pacific Tiger Fund	18.49%	30.22%	9.97%	16.29%	13.82%	8.76%
MSCI AC Asia ex Japan Index(3)	19.13%	27.09%	7.92%	15.12%	8.01%	3.25	%(4)
MSCI AC Far East ex Japan Index(3)	19.07%	26.63%	7.74%	14.29%	7.52%	2.87	%(4)
Lipper Pacific ex Japan Funds Category Average(5)	19.14%	27.85%	7.99%	14.50%	9.28%	4.84	%(4)

Performance assumes reinvestment of all dividends and/or distributions before taxes. All performance quoted represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate with market conditions so that when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the return figures quoted. Returns would have been lower if certain of the Fund’s fees and expenses had not been waived. For the Fund’s most recent month-end performance visit matthewsasia.com.

Plotted monthly. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on dividends, capital gain distributions or redemption of Fund shares. Values are in US$.

(3)          It is not possible to invest directly in an index. Source: Index data from Morgan Stanley Capital Management; total return calculations performed by PNC Global Investment Servicing (U.S.) Inc. Please see page 48 for index definitions.

(4)          Calculated from 8/31/94.

(5)          The Lipper Category Average does not reflect sales charges and is based on total return, including reinvestment of dividends and capital gains for the stated periods.

TOP TEN HOLDINGS(6)

	Country	% of Net Assets
Hang Lung Group, Ltd.	China/Hong Kong	2.7%
PT Bank Central Asia	Indonesia	2.5%
LS Corp.	South Korea	2.5%
Swire Pacific, Ltd.	China/Hong Kong	2.4%
HDFC Bank, Ltd.	India	2.4%
PT Telekomunikasi Indonesia	Indonesia	2.3%
Tencent Holdings, Ltd.	China/Hong Kong	2.2%
Hon Hai Precision Industry Co., Ltd.	Taiwan	2.2%
Taiwan Semiconductor Manufacturing Co., Ltd.	Taiwan	2.1%
Dongfeng Motor Group Co., Ltd.	China/Hong Kong	2.1%
% OF ASSETS IN TOP TEN		23.4%

(6) Holdings may combine more than one security from same issuer and related depositary receipts.

COUNTRY ALLOCATION (%)

China/Hong Kong	33.8
India	19.5
South Korea	17.3
Taiwan	8.4
Indonesia	6.4
Malaysia	4.1
Thailand	4.1
Singapore	3.2
Philippines	1.3
Cash and Other Assets,
Less Liabilities	1.9

SECTOR ALLOCATION (%)

Financials	33.7
Consumer Discretionary	16.5
Information Technology	15.4
Industrials	8.2
Health Care	7.2
Consumer Staples	6.5
Telecommunication Services	5.0
Utilities	2.8
Materials	1.6
Energy	1.2
Cash and Other Assets,
Less Liabilities	1.9

MARKET CAP EXPOSURE (%)(7)

Large Cap (over $5B)	59.3
Mid Cap ($1B—$5B)	35.1
Small Cap (under $1B)	3.7
Cash and Other Assets, Less Liabilities	1.9

(7)          Source: FactSet Research Systems. Percentage values in data are rounded to the nearest tenth of one percent; the values may not sum to 100% due to rounding.

Schedule of Investments(a) (unaudited)

	Shares	Value
COMMON EQUITIES: 98.1%
CHINA/HONG KONG: 33.8%
Hang Lung Group, Ltd.	17,124,000	$85,358,714
Swire Pacific, Ltd. A Shares	6,376,500	74,821,599
Tencent Holdings, Ltd.	4,314,800	70,028,488
Dongfeng Motor Group Co., Ltd. H Shares	62,226,000	65,819,548
Ping An Insurance (Group) Co. of China, Ltd. H Shares	7,866,000	62,119,448
Ctrip.com International, Ltd. ADR(b)	1,033,975	60,787,390
Tingyi (Cayman Islands) Holding Corp.	27,096,000	55,849,286
China Vanke Co., Ltd. B Shares	41,875,296	52,510,866
Shangri-La Asia, Ltd.	25,826,000	48,569,152
China Merchants Bank Co., Ltd. H Shares	21,632,350	48,014,327
NetEase.com, Inc. ADR(b)	1,011,500	46,205,320
Lenovo Group, Ltd.	99,568,000	44,194,331
NWS Holdings, Ltd.	22,538,636	43,482,201
New Oriental Education & Technology Group, Inc. ADR(b)	539,400	43,394,730
China Resources Land, Ltd.	19,658,000	42,882,745
Mindray Medical International, Ltd. ADR	1,294,297	42,245,854
Dairy Farm International Holdings, Ltd.	6,714,846	40,088,826
China Resources Enterprise, Ltd.	13,700,000	39,713,270
China Mobile, Ltd. ADR	612,650	30,087,242
Hong Kong Exchanges and Clearing, Ltd.	1,599,500	28,857,358
Shenzhen Chiwan Wharf Holdings, Ltd. B Shares	10,165,221	14,869,841
Other Investments		16,928,842
Total China/Hong Kong		1,056,829,378

INDIA: 19.5%
HDFC Bank, Ltd.	1,937,184	66,197,909
Housing Development Finance Corp.	1,087,137	62,737,711
Unitech, Ltd.	27,649,406	61,342,417
Sun Pharmaceutical Industries, Ltd.	1,665,363	48,642,227
Bharti Airtel, Ltd.	5,563,480	48,262,023
Tata Power Co., Ltd.	1,750,014	47,663,398
Infosys Technologies, Ltd.	948,401	45,266,343
Kotak Mahindra Bank, Ltd.	2,787,941	44,909,421
Larsen & Toubro, Ltd.	1,019,599	35,621,401
Dabur India, Ltd.	10,030,888	29,560,172
Titan Industries, Ltd.	948,179	24,561,667
Sintex Industries, Ltd.	4,505,656	23,758,519
Sun TV Network, Ltd.	3,402,590	23,109,460
Glenmark Pharmaceuticals, Ltd.	4,529,022	22,326,978
Infosys Technologies, Ltd. ADR	219,611	10,648,937
ICICI Bank, Ltd. ADR	226,800	8,745,408
HDFC Bank, Ltd. ADR	63,900	7,563,843
Total India		610,917,834

SOUTH KOREA: 17.3%
LS Corp.	900,281	78,443,358
NHN Corp.(b)	419,802	61,601,302
POSCO	123,000	50,928,117
Amorepacific Corp.	65,152	46,647,337
Yuhan Corp.	275,544	44,495,480
Cheil Worldwide, Inc.	172,154	42,435,854
Hyundai Development Co.	1,168,242	42,240,746
Hyundai Mobis	300,000	42,066,392
MegaStudy Co., Ltd.	193,231	39,578,336
Samsung Securities Co., Ltd.	676,989	39,346,077
Hana Financial Group, Inc.	1,057,923	36,283,245
S1 Korea Corp.	427,918	18,778,160
Total South Korea		542,844,404

TAIWAN: 8.4%
Hon Hai Precision Industry Co., Ltd.	17,104,492	68,299,153
Taiwan Semiconductor Manufacturing Co., Ltd.	33,587,513	66,469,707
Synnex Technology International Corp.	26,039,200	55,275,005
Yuanta Financial Holding Co., Ltd.	56,000,000	41,269,993
President Chain Store Corp.	12,442,608	30,414,270
Total Taiwan		261,728,128

INDONESIA: 6.4%
PT Bank Central Asia	166,625,000	79,335,399
PT Telekomunikasi Indonesia	67,960,500	60,833,447
PT Astra International	14,665,230	50,299,619
PT Telekomunikasi Indonesia ADR	275,700	9,842,490
Total Indonesia		200,310,955

MALAYSIA: 4.1%
KNM Group BHD	172,000,000	36,797,266
Public Bank BHD	10,679,337	31,428,274
Top Glove Corp. BHD	12,587,980	25,796,717
Other Investments		35,405,591
Total Malaysia		129,427,848

THAILAND: 4.1%
Bank of Ayudhya Public Co., Ltd. NVDR	80,968,600	46,333,049
Land & Houses Public Co, Ltd.	216,719,500	44,887,843
Land & Houses Public Co., Ltd. NVDR	122,450,000	24,435,808
Advanced Info Service Public Co., Ltd.	2,916,100	8,211,657
Other Investments		3,522,835
Total Thailand		127,391,192

SINGAPORE: 3.2%
Hyflux, Ltd.	17,990,187	38,734,655
Parkway Holdings, Ltd.	26,194,540	38,266,436
Keppel Land, Ltd.	11,762,000	22,719,902
Total Singapore		99,720,993

PHILIPPINES: 1.3%
SM Prime Holdings, Inc.	180,519,117	39,894,431
Total Philippines		39,894,431

Value
TOTAL INVESTMENTS: 98.1%
(Cost $2,374,116,704(c))	$3,069,065,163

CASH AND OTHER ASSETS, LESS LIABILITIES: 1.9%	60,115,129

NET ASSETS: 100.0%	$3,129,180,292

(a)	Certain securities were fair valued under the discretion of the Board of Trustees (Note A).
(b)	Non—income producing security.
(c)	Cost of investments is $2,374,116,704 and net unrealized appreciation consists of:

Gross unrealized appreciation	$747,170,622
Gross unrealized depreciation	(52,222,163)
Net unrealized appreciation	$694,948,459

ADR	American Depositary Receipt
BHD	Berhad
NVDR	Non-voting Depositary Receipt

See accompanying notes to schedules of investments.

This portfolio data should not be relied upon as a complete listing of this Fund’s holdings, as information on particular holdings may have been withheld if it was in the Fund’s interest to do so.

PORTFOLIO MANAGERS

Richard H. Gao

Lead Manager

Andrew Foster

Co-Manager

FUND FACTS

Ticker	MCHFX
Inception Date	2/19/98
Assets	$2.0 billion
NAV	$22.85
Total # of Positions	64

Fiscal Year 2008 Ratios
Portfolio Turnover	7.91	%(1)
Gross Expense Ratio	1.23	%(2)

Benchmark
MSCI China Index

Redemption Fee

2% within first 90 calendar days of purchase

OBJECTIVE

Long-term capital appreciation.

STRATEGY

Under normal market conditions, the Fund seeks to achieve its investment objective by investing at least 80% of its total net assets, which include borrowings for investment purposes, in the common and preferred stocks of companies located in China. China includes its administrative and other districts, such as Hong Kong.

(1)          The lesser of fiscal year 2008 long-term purchase costs or sales proceeds divided by the average monthly market value of long-term securities.

(2)          Matthews Asia Funds does not charge 12b-1 fees.

Matthews China Fund

Portfolio Manager Commentary

For the quarter ended September 30, 2009, the Matthews China Fund rose 14.59%, outperforming its benchmark, the MSCI China Index, which returned 7.86% . Despite a slowdown in bank lending during the quarter, the Chinese economy continued its sharp recovery and the equity market was boosted by strong performance of domestic consumer sectors.

We can now see that the Chinese economy hit bottom during the first quarter, when GDP grew at a rate of 6.1% . Growth in the second quarter continued, with GDP at 7.9%; and when it is reported, third-quarter growth is also expected to be strong. The strong recovery caught many by surprise, and investors began to worry over the sustainability of the rapid credit expansion and potential overheating in certain areas. As these concerns were raised, the equity market became more volatile, with China’s A-share market down nearly 20% in August. Meanwhile, bank lending in the third quarter declined substantially compared to the first half of the year. The government also decided to curb over-investments in six industries, including steel, cement, and coal chemicals. Hong Kong-listed Chinese equities, however, overcame these concerns to finish the quarter strongly after volatile trading in August.

For the quarter, the Fund continued to benefit from its holdings in companies that take advantage of domestic consumption, particularly in the consumer and information technology sectors. Consumer companies ranging from food processors and supermarkets to department stores and automakers performed particularly well, supported by stable growth in retail sales. The Fund’s positions in IT companies in the areas of telecommunications, Internet and online gaming were the main contributors to performance.

On a company basis, ZTE, a telecom equipment manufacturer, was the top contributor to Fund performance. It exemplifies a Chinese company moving up the value chain to become a global competitor. ZTE started as a handset manufacturer and basic wireless equipment maker. Over the past decade, the company has heavily funded research and development and has also taken advantage of its cheap labor force and manufacturing facilities in China to expand aggressively around the world. Today, ZTE not only has a 30% market share in China’s 3G equipment market, but it has become one of the most competitive and fastest-growing telecom equipment suppliers in the world.

We continue to remain fully invested and maintain our focus on domestic consumption. During the quarter, we added one more consumer name: Hengan International Group. The company has built a strong business selling personal hygiene products in China, such as napkins, diapers and paper tissue products.

Going forward, the Chinese economy may face some headwinds as the government may continue to fine-tune its credit expansion policy. It is also likely that inflation will return early next year. As bottom-up investors, however, when it comes to portfolio construction, we continue to focus on company fundamentals rather than the macro economy.

PERFORMANCE AS OF SEPTEMBER 30, 2009

		Average Annual Total Returns
						Inception
	3 Months	1 Year	3 Years	5 Years	10 Years	2/19/98
Matthews China Fund	14.59%	32.63%	20.99%	20.53%	17.40%	12.75%
MSCI China Index(3)	7.86%	32.49%	18.14%	22.89%	6.74%	3.42	%(4)
Lipper China Region Funds Category Average(5)	12.44%	26.97%	12.81%	16.20%	12.49%	9.46	%(4)

Performance assumes reinvestment of all dividends and/or distributions before taxes. All performance quoted represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate with market conditions so that when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the return figures quoted. Returns would have been lower if certain of the Fund’s fees and expenses had not been waived. For the Fund’s most recent month-end performance visit matthewsasia.com.

Plotted monthly. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on dividends, capital gain distributions or redemption of Fund shares. Values are in US$.

(3)          It is not possible to invest directly in an index. Source: Index data from Morgan Stanley Capital Management; total return calculations performed by PNC Global Investment Servicing (U.S.) Inc. Please see page 48 for index definitions.

(4)          Calculated from 2/28/98.

(5)          The Lipper Category Average does not reflect sales charges and is based on total return, including reinvestment of dividends and capital gains for the stated periods.

TOP TEN HOLDINGS(6)

		% of Net
	Sector	Assets
Dongfeng Motor Group Co., Ltd.	Consumer Discretionary	3.4%
ZTE Corp.	Information Technology	3.2%
Tingyi (Cayman Islands) Holding Corp.	Consumer Staples	3.1%
China Life Insurance Co., Ltd.	Financials	2.8%
Ping An Insurance (Group) Co. of China, Ltd.	Financials	2.6%
Golden Eagle Retail Group, Ltd.	Consumer Discretionary	2.6%
Li & Fung, Ltd.	Consumer Discretionary	2.6%
BOC Hong Kong Holdings, Ltd.	Financials	2.5%
Tencent Holdings, Ltd.	Information Technology	2.5%
Swire Pacific, Ltd.	Financials	2.4%
% OF ASSETS IN TOP TEN		27.7%

CHINA EXPOSURE(7)

H Shares	32.4%
SAR (Hong Kong)	42.4%
China-affiliated Corporations	11.6%
B Shares	2.6%
Overseas Listed	9.0%
Cash and Other Assets, Less Liabilities	2.0%

(6)          Holdings may combine more than one security from same issuer and related depositary receipts.

(7)          SAR (Hong Kong) companies are companies that conduct business in Hong Kong and/or mainland China. H Shares are mainland China companies listed on the Hong Kong exchange but incorporated in mainland China. China-affiliated corporations (CAC), also known as “Red Chips,” are mainland China companies with partial state ownership listed in Hong Kong, and incorporated in Hong Kong. Overseas Listed (OL) companies are companies that conduct business in mainland China but listed in overseas markets such as Japan, Singapore, Taiwan and the United States. B Shares are mainland Chinese companies listed on the Shanghai and Shenzhen stock exchanges, available to both Chinese and non-Chinese investors.

SECTOR ALLOCATION (%)

Consumer Discretionary	24.6
Financials	22.3
Information Technology	13.3
Industrials	11.5
Consumer Staples	9.5
Energy	5.7
Utilities	5.3
Telecommunication Services	3.4
Health Care	1.4
Materials	1.0
Cash and Other Assets, Less Liabilities	2.0

MARKET CAP EXPOSURE (%)(8)

Large Cap (over $5B)	64.3
Mid Cap ($1B—$5B)	30.4
Small Cap (under $1B)	3.3
Cash and Other Assets, Less Liabilities	2.0

(8)   Source: FactSet Research Systems. Percentage values in data are rounded to the nearest tenth of one percent; the values may not sum to 100% due to rounding.

Matthews China Fund	September 30, 2009

Schedule of Investments(a) (unaudited)

	Shares	Value
COMMON EQUITIES: CHINA/HONG KONG: 98.0%
CONSUMER DISCRETIONARY: 24.6%
Hotels, Restaurants & Leisure: 4.6%
Ctrip.com International, Ltd. ADR(b)	713,600	$41,952,544
Shangri-La Asia, Ltd.	13,897,600	26,136,244
Café de Coral Holdings, Ltd.	11,274,100	24,671,924
		92,760,712
Distributors: 4.5%
Li & Fung, Ltd.	12,995,200	52,065,572
China Resources Enterprise, Ltd.	13,592,000	39,400,202
		91,465,774
Multiline Retail: 4.0%
Golden Eagle Retail Group, Ltd.	31,096,000	52,188,465
Parkson Retail Group, Ltd.	20,066,000	29,554,399
		81,742,864
Textiles, Apparel & Luxury Goods: 3.9%
Li Ning Co., Ltd.	11,902,000	36,505,101
Ports Design, Ltd.	12,774,000	31,851,435
Glorious Sun Enterprises, Ltd.	33,994,000	10,712,142
		79,068,678
Automobiles: 3.4%
Dongfeng Motor Group Co., Ltd H Shares	64,766,000	68,506,233

Diversified Consumer Services: 1.9%
New Oriental Education & Technology Group, Inc. ADR(b)	484,100	38,945,845

Specialty Retail: 1.4%
Belle International Holdings, Ltd.	28,430,000	29,048,728

Media: 0.9%
Television Broadcasts, Ltd.	2,542,000	10,926,783
AirMedia Group, Inc. ADR(b)	1,021,400	7,507,290
		18,434,073
Total Consumer Discretionary		499,972,907

FINANCIALS: 22.3%
Real Estate Management & Development: 7.7%
Swire Pacific, Ltd. A Shares	4,163,000	48,848,477
Hang Lung Group, Ltd.	8,399,000	41,866,844
China Vanke Co., Ltd. B Shares	29,906,484	37,502,192
China Resources Land, Ltd.	12,796,000	27,913,704
		156,131,217
Commercial Banks: 6.8%
BOC Hong Kong Holdings, Ltd.	23,489,500	51,298,261
China Merchants Bank Co., Ltd. H Shares	17,624,800	39,119,324
China Construction Bank Corp. H Shares	32,602,000	25,933,079
Bank of Communications Co., Ltd. H Shares	17,648,000	21,396,673
		137,747,337
Insurance: 5.4%
Ping An Insurance (Group) Co. of China, Ltd. H Shares	6,731,000	53,156,116
China Life Insurance Co., Ltd. H Shares	11,080,000	48,338,134
China Life Insurance Co., Ltd. ADR	136,300	8,956,273
		110,450,523
Diversified Financial Services: 2.4%
Hong Kong Exchanges and Clearing, Ltd.	2,648,500	47,782,878
Total Financials		452,111,955

INFORMATION TECHNOLOGY: 13.3%
Internet Software & Services: 5.9%
Tencent Holdings, Ltd.	3,158,600	51,263,554
NetEase.com, Inc. ADR(b)	799,200	36,507,456
Sina Corp.(b)	821,900	31,199,324
		118,970,334
Communications Equipment: 3.2%
ZTE Corp. H Shares	12,504,636	65,720,088

Computers & Peripherals: 3.2%
Lenovo Group, Ltd.	82,050,000	36,418,778
TPV Technology, Ltd.	45,168,000	27,874,025
		64,292,803
Software: 1.0%
Kingdee International Software Group Co., Ltd.†	120,330,000	20,281,079

Total Information Technology		269,264,304

INDUSTRIALS: 11.5%
Transportation Infrastructure: 3.6%
China Merchants Holdings International Co., Ltd.	12,568,581	41,442,733
Beijing Capital International Airport Co., Ltd. H Shares(b)	29,740,000	18,435,128
GZI Transport, Ltd.	36,765,000	13,590,605
		73,468,466
Machinery: 2.4%
China South Locomotive and Rolling Stock Corp., H Shares	47,499,000	27,537,205
Shanghai Zhenhua Port Machinery Co., Ltd. B Shares	19,826,135	15,544,364
Other Investments		4,871,471
		47,953,040
Electrical Equipment: 2.3%
China High Speed Transmission Equipment Group Co., Ltd.	23,313,000	47,625,550

Airlines: 1.2%
Air China, Ltd. H Shares(b)	42,251,900	24,205,085

Industrial Conglomerates: 1.0%
NWS Holdings, Ltd.	11,017,276	21,254,854

Construction & Engineering: 1.0%
China Railway Construction Corp., Ltd. H Shares	15,118,500	20,032,069
Total Industrials		234,539,064

	Shares	Value
CONSUMER STAPLES: 9.5%
Food Products: 5.2%
Tingyi (Cayman Islands) Holding Corp.	31,007,000	$63,910,496
China Yurun Food Group, Ltd.	18,868,000	40,618,739
		104,529,235
Beverages: 1.8%
Tsingtao Brewery Co., Ltd. H Shares	9,707,000	36,547,490

Food & Staples Retailing: 1.5%
Lianhua Supermarket Holdings Co., Ltd. H Shares†	13,944,000	31,006,483

Household & Personal Products: 1.0%
Hengan International Group Co., Ltd.	3,505,000	21,157,157
Total Consumer Staples		193,240,365

ENERGY: 5.7%
Oil, Gas & Consumable Fuels: 4.6%
CNOOC, Ltd.	26,633,000	35,906,245
China Shenhua Energy Co., Ltd. H Shares	7,772,500	33,689,184
China Petroleum & Chemical Corp. (Sinopec) H Shares	28,676,000	24,345,419
		93,940,848
Energy Equipment & Services: 1.1%
China Oilfield Services, Ltd. H Shares	24,186,000	22,403,297
Total Energy		116,344,145

UTILITIES: 5.3%
Gas Utilities: 1.8%
Hong Kong & China Gas Co., Ltd.	14,865,594	37,465,563

Independent Power Producers & Energy Traders: 1.8%
Datang International Power Generation Co., Ltd. H Shares	30,990,000	16,122,929
Huaneng Power International, Inc. H Shares	20,674,000	13,761,022
Huaneng Power International, Inc. ADR	223,400	5,951,376
		35,835,327
Electric Utilities: 1.7%
Cheung Kong Infrastructure Holdings, Ltd.	9,829,500	35,064,317
Total Utilities		108,365,207

TELECOMMUNICATION SERVICES: 3.4%
Wireless Telecommunication Services: 2.1%
China Mobile, Ltd.	2,467,083	24,163,209
China Mobile, Ltd. ADR	355,900	17,478,249
		41,641,458
Diversified Telecommunication Services: 1.3%
China Communications Services Corp., Ltd. H Shares	49,476,000	26,968,453
Total Telecommunication Services		68,609,911

HEALTH CARE: 1.4%
Health Care Equipment & Supplies: 1.4%
Mindray Medical International, Ltd. ADR	844,468	27,563,436

Health Care Providers & Services: 0.0%
Other Investments		227,062
Total Health Care		27,790,498

MATERIALS: 1.0%
Construction Materials: 1.0%
China National Building Material Co., Ltd. H Shares	8,606,000	20,139,012
Total Materials		20,139,012

TOTAL INVESTMENTS: 98.0% (Cost $1,615,062,613(c))		1,990,377,368

CASH AND OTHER ASSETS, LESS LIABILITIES: 2.0%		39,744,909

NET ASSETS: 100.0%		$2,030,122,277

(a)	Certain securities were fair valued under the discretion of the Board of Trustees (Note A).

(b)	Non–income producing security.

(c)	Cost of investments is $1,615,062,613 and net unrealized appreciation consists of:
	Gross unrealized appreciation	$435,652,900
	Gross unrealized depreciation	(60,338,145)
	Net unrealized appreciation	$375,314,755

†	Affiliated Issuer, as defined under the Investment Company Act of 1940 (ownership of 5% or more of the outstanding voting securities of this issuer)

ADR	American Depositary Receipt

See accompanying notes to schedules of investments.

This portfolio data should not be relied upon as a complete listing of this Fund’s holdings, as information on particular holdings may have been withheld if it was in the Fund’s interest to do so.

PORTFOLIO MANAGERS

Sharat Shroff, CFA

Lead Manager

Andrew T. Foster

Co-Manager

Noor Kamruddin

Co-Manager

FUND FACTS

Ticker	MINDX
Inception Date	10/31/05
Assets	$629.5 million
NAV	$14.88
Total # of Positions	56

Fiscal Year 2008 Ratios

Portfolio Turnover	26.68	%(1)
Gross Expense Ratio	1.29	%(2)

Benchmark

Bombay Stock Exchange (BSE) 100 Index

Redemption Fee

2% within first 90 calendar days of purchase

OBJECTIVE

Long-term capital appreciation.

STRATEGY

Under normal market conditions, the Fund seeks to achieve its investment objective by investing at least 80% of its total net assets, which include borrowings for investment purposes, in publicly traded common stocks, preferred stocks and convertible securities of companies located in India.

(1)          The lesser of fiscal year 2008 long-term purchase costs or sales proceeds divided by the average monthly market value of long-term securities.

(2)          Matthews Asia Funds does not charge 12b-1 fees.

Matthews India Fund

Portfolio Manager Commentary

For the quarter ended September 30, 2009, the Matthews India Fund gained 20.78%, while its benchmark, the Bombay Stock Exchange 100 Index rose 18.05% . Equity markets continued to strengthen into the third quarter, and absolute returns in the industrial and financial sectors drove performance of both the Fund and its benchmark. However, ongoing recovery in small- and mid-cap stocks helped the relative performance of the portfolio. We see emerging signs of a recovery in industrial activity reflected in the sequential increase in the index of industrial production. These signs are also reflected anecdotally in some of the portfolio’s holdings that are witnessing a resumption of capital spending. The portfolio is positioned to participate in a pickup in infrastructure spending, particularly where there is greater visibility into the economics behind a project. For example, our investment in Jain Irrigation is predicated on the need for more irrigation facilities in India. The economics behind the installation of micro-irrigation is attractive not just for Jain but also for the farmers who should be able to recoup their investments in about two years. Compared to the sometimes opaque nature, or the long duration and associated execution risks of some infrastructure projects, the drivers behind micro irrigation seem easier to grasp. Although the rollout of micro irrigation is a secular, long-term opportunity for Jain, the challenge for the company is to be mindful of the elongated cash flows, and the capital intensity of the business.

Investment spending, accounting for almost 40% of India’s GDP, is likely to be an important factor behind sustaining overall growth and alleviating some of the supply-side constraints that can stoke inflationary pressures. Investing in areas such as irrigation is a structural imperative that can reduce the dependence of the agricultural sector on monsoon rains. India’s weak monsoon rains this year have affected the output of food crops, causing persistently high consumer price inflation due to rising food prices. While there is a general consensus on the need to exit from excessively accommodative monetary policy, the timing remains uncertain. However, it does appear that if recent trends persist, the Reserve Bank of India (RBI) may initiate an exit earlier than advanced economies. Given that India runs a current account deficit, a wider interest-rate differential with the advanced economies may lead to volatile capital flows. It remains to be seen whether the RBI will allow the Indian rupee to appreciate as much as it did in 2007.

Some of the portfolio’s financial holdings registered sharp gains during the quarter as questions surrounding nonperforming loans gave way to the prospect of a sustained recovery in loan growth. We have always emphasized the importance of a strong liability franchise for commercial banks, and a steepening yield curve provides a relative advantage for such banks. The portfolio has not hesitated to scout for smaller, regional banks where there is evidence of positive change that may be overlooked by the equity market.

Following the recent run-up, Indian equities seemed more appropriately priced, leaving less room for positive surprises due to valuations. Any near-term weakness is likely to be an opportunity for patient, long-term investors to participate in what we believe to be one of world’s faster-growing economies.

PERFORMANCE AS OF SEPTEMBER 30, 2009

		Average Annual Total Returns
				Inception
	3 Months	1 Year	3 Years	10/31/05
Matthews India Fund	20.78%	22.37%	8.10%	14.50%
Bombay Stock Exchange 100 Index(3)	18.05%	32.40%	11.77%	21.05%
Lipper Emerging Markets Funds Category Average(4)	21.20%	13.50%	5.01%	10.56%

Performance assumes reinvestment of all dividends and/or distributions before taxes. All performance quoted represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate with market conditions so that when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the return figures quoted. Returns would have been lower if certain of the Fund’s fees and expenses had not been waived. For the Fund’s most recent month-end performance visit matthewsasia.com.

Plotted monthly. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on dividends, capital gain distributions or redemption of Fund shares. Values are in US$.

(3)          It is not possible to invest directly in an index. Source: Index data from Morgan Stanley Capital Management; total return calculations performed by PNC Global Investment Servicing (U.S.) Inc. Please see page 48 for index definitions.

(4)          The Lipper Category Average does not reflect sales charges and is based on total return, including reinvestment of dividends and capital gains for the stated periods.

TOP TEN HOLDINGS(5)

	Sector	% of Net Assets
HDFC Bank, Ltd.	Financials	4.7%
Infosys Technologies, Ltd.	Information Technology	3.7%
Sun Pharmaceutical Industries, Ltd.	Health Care	3.3%
Dabur India, Ltd.	Consumer Staples	3.2%
Reliance Industries, Ltd.	Energy	3.2%
Jain Irrigation Systems, Ltd.	Industrials	3.0%
Bharti Airtel, Ltd.	Telecommunication Services	3.0%
Crompton Greaves, Ltd.	Industrials	2.8%
Unitech, Ltd.	Financials	2.8%
Kotak Mahindra Bank, Ltd.	Financials	2.8%
% OF ASSETS IN TOP TEN		32.5%

(5)   Holdings may combine more than one security from same issuer and related depositary receipts.

SECTOR ALLOCATION (%)

Financials	27.2
Industrials	19.4
Consumer Discretionary	11.7
Information Technology	10.8
Health Care	7.6
Consumer Staples	5.4
Utilities	4.9
Energy	4.9
Telecommunication Services	3.8
Materials	2.3
Cash and Other Assets, Less Liabilities	2.0

MARKET CAP EXPOSURE (%)(6)

Large Cap (over $5B)	34.5
Mid Cap ($1B–$5B)	44.0
Small Cap (under $1B)	19.5
Cash and Other Assets, Less Liabilities	2.0

(6)          Source: FactSet Research Systems. Percentage values in data are rounded to the nearest tenth of one percent; the values may not sum to 100% due to rounding.

Matthews India Fund	September 30, 2009

Schedule of Investments(a) (unaudited)

	Shares	Value
COMMON EQUITIES: 94.2%
FINANCIALS: 27.2%
Commercial Banks: 13.6%
HDFC Bank, Ltd. ADR	150,727	$17,841,555
Corporation Bank	1,719,331	15,048,146
Oriental Bank of Commerce	2,946,834	14,533,026
Axis Bank, Ltd.	575,032	11,719,170
HDFC Bank, Ltd.	338,033	11,551,343
Allahabad Bank	3,550,000	8,786,792
ICICI Bank, Ltd. ADR	143,283	5,524,992
ICICI Bank, Ltd.	50,000	937,961
		85,942,985
Real Estate Management & Development: 4.3%
Unitech, Ltd.	7,953,178	17,644,761
Ascendas India Trust	15,112,000	9,290,232
		26,934,993
Diversified Financial Services: 4.1%
Kotak Mahindra Bank, Ltd.	1,075,000	17,316,589
SREI Infrastructure Finance, Ltd.	3,625,000	5,830,636
Infrastructure Development Finance Co., Ltd.	825,000	2,493,691
		25,640,916
Thrifts & Mortgage Finance: 2.0%
Housing Development Finance Corp.	222,000	12,811,423

Consumer Finance: 1.9%
Shriram Transport Finance Co., Ltd.	1,497,977	11,800,999

Capital Markets: 1.3%
HSBC InvestDirect India, Ltd.(b)	1,439,981	8,062,118
Total Financials		171,193,434

INDUSTRIALS: 19.4%
Machinery: 7.5%
Jain Irrigation Systems, Ltd.	1,166,127	19,060,708
Ashok Leyland, Ltd.	18,511,277	16,208,516
Thermax, Ltd.	1,043,128	11,792,936
		47,062,160
Electrical Equipment: 2.8%
Crompton Greaves, Ltd.	2,730,000	17,720,978

Construction & Engineering: 2.7%
Larsen & Toubro, Ltd.	481,660	16,827,600

Building Products: 2.7%
Sintex Industries, Ltd.	3,183,251	16,785,420

Road & Rail: 2.4%
Container Corp. of India, Ltd.	615,386	15,257,003

Industrial Conglomerates: 1.3%
MAX India, Ltd.(b)	2,238,102	8,552,250
Total Industrials		122,205,411

CONSUMER DISCRETIONARY: 10.9%
Media: 4.9%
Sun TV Network, Ltd.	1,825,127	12,395,763
HT Media, Ltd.	3,154,470	8,674,195
Jagran Prakashan, Ltd.	2,490,502	5,424,583
Dish TV India, Ltd.(b)	4,737,097	4,390,366
		30,884,907
Auto Components: 3.8%
Exide Industries, Ltd.	6,441,741	12,255,275
Bharat Forge, Ltd.	1,947,459	11,162,094
		23,417,369
Hotels, Restaurants & Leisure: 1.3%
Indian Hotels Co., Ltd.	5,174,840	8,299,409

Textiles, Apparel & Luxury Goods: 0.9%
Titan Industries, Ltd.	221,913	5,748,443
Total Consumer Discretionary		68,350,128

INFORMATION TECHNOLOGY: 10.3%
IT Service: 7.8%
Infosys Technologies, Ltd.	298,281	14,236,689
HCL-Infosystems, Ltd.	4,119,485	12,812,017
Infosys Technologies, Ltd. ADR	188.179	9,124,800
Rolta India, Ltd.	2,126,395	7,796,051
CMC, Ltd.	233,536	5,409,142
		49,378,699
Internet Software & Services: 1.4%
Info Edge India, Ltd.	626,727	8,707,069

Software: 1.1%
Financial Technologies India, Ltd.	240,752	6,881,621
Total Information Technology		64,967,389

HEALTH CARE: 6.8%
Pharmaceuticals: 6.8%
Sun Pharmaceutical Industries, Ltd.	710,460	20,751,245
Cipla, Ltd.	1,953,275	11,333,715
Glenmark Pharmaceuticals, Ltd.	2,228,091	10,983,947
Total Health Care		43,068,907

UTILITIES: 4.9%
Gas Utilities: 2.7%
Gail India, Ltd.	2,264,751	16,854,049

Electric Utilities: 2.2%
CESC, Ltd.	1,750,920	14,108,351
Total Utilities		30,962,400

ENERGY: 4.9%
Oil, Gas & Consumable Fuels: 4.9%
Reliance Industries, Ltd.	447,871	20,393,394
Chennai Petroleum Corp., Ltd.(b)	1,889,744	10,291,580
Total Energy		30,684,974

	Shares	Value
COMMON EQUITIES (continued)
CONSUMER STAPLES: 4.5%
Personal Products: 4.5%
Dabur India, Ltd.	6,939,715	$20,450,749
Marico, Ltd.	4,199,720	7,788,511
Total Consumer Staples		28,239,260

TELECOMMUNICATION SERVICES: 3.0%
Wireless Telecommunication Services: 3.0%
Bharti Airtel, Ltd.	2,194,382	19,035,804
Total Telecommunication Services		19,035,804

MATERIALS: 2.3%
Chemicals: 2.3%
Asian Paints, Ltd.	497,500	14,508,881
Total Materials		14,508,881

TOTAL COMMON EQUITIES (Cost $511,588,901)		593,216,588

	Face Amount
INTERNATIONAL BONDS: 3.8%
CONSUMER STAPLES: 0.9%
Beverages: 0.9%
Radico Khaitan, Ltd., Cnv. 3.500%, 07/27/11	$6,000,000	5,670,000
Total Consumer Staples		5,670,000

HEALTH CARE: 0.8%
Pharmaceuticals: 0.8%
Aurobindo Pharma, Ltd., Cnv. 0.000%, 08/11/10	2,000,000	2,670,000
Aurobindo Pharma, Ltd., Cnv. 0.000%, 05/17/11	2,150,000	2,590,750
Total Health Care		5,260,750

CONSUMER DISCRETIONARY: 0.8%
Diversified Consumer Services: 0.8%
Educomp Solutions, Ltd., Cnv. 0.000%, 07/26/12	3,850,000	5,250,438
Total Consumer Discretionary		5,250,438

TELECOMMUNICATION SERVICES: 0.8%
Wireless Telecommunication Services: 0.8%
Reliance Communications, Ltd., Cnv. 0.000%, 03/01/12	4,500,000	4,792,500
Total Telecommunication Services		4,792,500

INFORMATION TECHNOLOGY: 0.5%
Software: 0.5%
Financial Technologies India, Ltd., Cnv. 0.000%, 12/21/11	2,500,000	2,943,750
Total Information Technology		2,943,750

TOTAL INTERNATIONAL BONDS (Cost $21,903,444)		23,917,438

TOTAL INVESTMENTS: 98.0% (Cost $533,492,345(c))		617,134,026

CASH AND OTHER ASSETS, LESS LIABILITIES: 2.0%		12,412,717

NET ASSETS: 100.0%		$629,546,743

(a)	Certain securities were fair valued under the discretion of the Board of Trustees (Note A).

(b)	Non-income producing security.

(c)	Cost of investments is $533,492,345 and net unrealized appreciation consists of:

	Gross unrealized appreciation	$129,235,429
	Gross unrealized depreciation	(45,593,748)
	Net unrealized appreciation	$83,641,681

ADR	American Depositary Receipt

Cnv.	Convertible

See accompanying notes to schedules of investments.

PORTFOLIO MANAGER

Taizo Ishida

Lead Manager

FUND FACTS

Ticker	MJFOX
Inception Date	12/31/98
Assets	$107.7 million
NAV	$10.98
Total # of Positions	54

Fiscal Year 2008 Ratios

Portfolio Turnover	88.97	%(1)
Gross Expense Ratio	1.23	%(2)

Benchmarks

MSCI Japan Index

Tokyo Stock Price Index (TOPIX)

Redemption Fee

2% within first 90 calendar days of purchase

OBJECTIVE

Long-term capital appreciation.

STRATEGY

Under normal market conditions, the Fund seeks to achieve its investment objective by investing at least 80% of its total net assets, which include borrowings for investment purposes, in the common and preferred stocks of companies located in Japan.

(1)          The lesser of fiscal year 2008 long-term purchase costs or sales proceeds divided by the average monthly market value of long-term securities.

(2)          Matthews Asia Funds does not charge 12b-1 fees.

Matthews Japan Fund

Portfolio Manager Commentary

For the quarter ended September 30, 2009, the Matthews Japan Fund gained 6.40%, while its benchmark, the MSCI Japan Index, rose 6.57% . The yen’s rise against the U.S. dollar during the third quarter was the main factor for the positive returns.

Investors continued to worry about Japan’s recurring issues with deflation, and the yen’s exchange rate against the U.S. dollar once again became a dominant topic. One problem facing Japan’s equity market during the quarter was the imbalance of supply and demand, with fewer company share buybacks and higher equity financing. At quarter-end, equity financing stood at an annualized US$41 billion (based on January to September data), up 172% year-over-year, compared to an increase of 14% year-over-year for global market as a whole.

Contrary to the first half of the year, during the third quarter some of the country’s cyclical sectors started showing signs of fatigue, with the financials, energy and material sectors lagging. More-defensive sectors, such as consumer staples, health care and telecommunications performed well.

Fund performance was mixed, despite strong stock selection across nearly all sectors—with the exception of the industrial sector. The Fund’s overweight in industrials was the biggest detractor from performance during the quarter. Japan Steel Works and Mitsubishi Heavy Industries are two such companies that underperformed during the quarter. However, we continue to hold these stocks as we believe in their fundamentals, and they are prime beneficiaries of our long-term strategic investment theme of nuclear technology. One bright spot during the quarter was further consolidation of the Japanese Real Estate Investment Trust (J-REIT) sector, which drove up share prices of some of the portfolio’s smaller REITs. One example is BLife Investment, which rose 87% during the quarter after it announced that it would merge with New City Residence. As expected, more mergers and acquisitions are taking place in this industry; this is a welcome trend not only for J-REITs, but for real estate in Japan as a whole.

At Matthews, our focus has always been on company fundamentals and in general, we have been less concerned with a country’s political movements. That said, Japan’s Lower House elections in August, when the long-ruling Liberal Democratic Party (LDP) was ousted, was the single most-important political event in the past 54 years. The newly elected Democratic Party of Japan ran on a pledge to focus on consumers and small- and mid-size enterprises—a sharp departure from the pro-big business stance of the old LDP politics. This may initially appear to be bad news for the country’s equity market; however, the LDP’s policies over the past 20 years left less to be desired. It remains to be seen whether Japan’s new government can spur some kind of economic revival over the coming months. We hope at least for a government that is stable and can induce consumer confidence. The head of one company in our portfolio told us recently that his company’s fortunes transcend the Japanese economy—his company’s growth driver lies in an energy-saving technology he believes every other country will ultimately need. This is an encouraging statement and reflective of a mentality we find in many of Japan’s globally competitive companies.

PERFORMANCE AS OF SEPTEMBER 30, 2009

		Average Annual Total Returns
						Inception
	3 Months	1 Year	3 Years	5 Years	10 Years	12/31/98
Matthews Japan Fund	6.40%	-2.70%	-11.91%	-3.55%	-4.83%	2.98%
MSCI Japan Index(3)	6.57%	-0.43%	-7.92%	2.35%	-1.88%	1.39%
Tokyo Stock Price Index(3)	5.82%	0.95%	-7.97%	1.57%	-2.21%	1.76%
Lipper Japanese Funds Category Average(4)	6.79%	-3.66%	-13.15%	-2.18%	-3.33%	1.65%

Performance assumes reinvestment of all dividends and/or distributions before taxes. All performance quoted represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate with market conditions so that when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the return figures quoted. Returns would have been lower if certain of the Fund’s fees and expenses had not been waived. For the Fund’s most recent month-end performance visit matthewsasia.com.

Plotted monthly. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on dividends, capital gain distributions or redemption of Fund shares. Values are in US$.

(3)          It is not possible to invest directly in an index. Source: Index data from Morgan Stanley Capital Management; total return calculations performed by PNC Global Investment Servicing (U.S.) Inc. Please see page 48 for index definitions.

(4)          The Lipper Category Average does not reflect sales charges and is based on total return, including reinvestment of dividends and capital gains for the stated periods.

TOP TEN HOLDINGS(5)

	Sector	% of Net Assets
Nidec Corp.	Information Technology	4.9%
Softbank Corp.	Telecommunication Services	4.9%
Toshiba Corp.	Information Technology	4.7%
The Japan Steel Works, Ltd.	Industrials	4.4%
Toshiba Plant Systems & Services Corp.	Industrials	3.1%
Daimei Telecom Engineering Corp.	Industrials	3.0%
NTT DoCoMo, Inc.	Telecommunication Services	3.0%
ORIX Corp.	Financials	3.0%
Sysmex Corp.	Health Care	3.0%
Pigeon Corp.	Consumer Staples	2.9%
% OF ASSETS IN TOP TEN		36.9%

(5)          Holdings may combine more than one security from same issuer and related depositary receipts.

SECTOR ALLOCATION (%)

Industrials	24.8
Financials	22.6
Information Technology	19.2
Consumer Discretionary	10.2
Telecommunication Services	7.9
Health Care	5.7
Consumer Staples	4.2
Materials	3.2
Cash and Other Assets, Less Liabilities	2.2

MARKET CAP EXPOSURE (%)(6)

Large Cap (over $5B)	42.2
Mid Cap ($1B–$5B)	25.7
Small Cap (under $1B)	29.9
Cash and Other Assets, Less Liabilities	2.2

(6)          Source: FactSet Research Systems. Percentage values in data are rounded to the nearest tenth of one percent; the values may not sum to 100% due to rounding.

Matthews Japan Fund	September 30, 2009

Schedule of Investments(a) (unaudited)

	Shares	Value
COMMON EQUITIES: JAPAN: 97.8%
INDUSTRIALS: 24.8%
Machinery: 14.9%
The Japan Steel Works, Ltd.	410,000	$4,697,323
Komatsu, Ltd.	157,600	2,941,034
Fanuc, Ltd.	19,200	1,714,771
Mitsubishi Heavy Industries, Ltd.	437,000	1,649,372
Toshiba Machine Co., Ltd.	413,000	1,517,352
Aichi Corp.	246,100	1,244,273
Kubota Corp.	141,000	1,168,151
Nabtesco Corp.	92,000	1,093,930
		16,026,206
Construction & Engineering: 6.1%
Toshiba Plant Systems & Services Corp.	250,000	3,326,985
Daimei Telecom Engineering Corp.	329,000	3,252,324
		6,579,309
Trading Companies & Distributors: 3.3%
ITOCHU Corp.	321,000	2,116,592
Sumitomo Corp.	144,100	1,478,424
		3,595,016
Electrical Equipment: 0.5%
Sumitomo Electric Industries, Ltd.	40,700	531,448
Total Industrials		26,731,979

FINANCIALS: 22.6%
Real Estate Investment Trusts: 13.1%
BLife Investment Corp., REIT	457	2,341,840
Advance Residence Investment Corp., REIT	420	1,653,730
United Urban Investment Corp., REIT	264	1,539,815
Premier Investment Corp., REIT	342	1,417,503
Starts Proceed Investment Corp., REIT	1,208	1,330,447
LaSalle Japan REIT, Inc.	771	1,101,733
Nippon Commercial Investment Corp., REIT	580	1,081,309
Japan Hotel and Resort, Inc., REIT	702	1,008,344
Nippon Residential Investment Corp., REIT	384	985,445
Crescendo Investment Corp., REIT	418	638,757
Japan Single-Residence REIT, Inc.	478	529,650
Prospect REIT Investment Corp.	427	452,263
		14,080,836
Capital Markets: 3.3%
Nomura Holdings, Inc.	310,600	1,903,937
Monex Group, Inc.	2,923	1,052,606
Jafco Co., Ltd.	18,300	556,722
		3,513,265
Consumer Finance: 3.0%
ORIX Corp.	53,220	3,232,439

Diversified Financial Services: 2.1%
Japan Securities Finance Co., Ltd.	306,700	2,271,742

Real Estate Management & Development: 1.1%
Goldcrest Co., Ltd.	41,160	1,241,040
Total Financials		24,339,322

INFORMATION TECHNOLOGY: 19.2%
Electronic Equipment & Instruments: 8.5%
Nidec Corp.	65,700	5,318,800
Kyocera Corp.	15,300	1,413,345
Hamamatsu Photonics, K.K.	51,700	1,234,933
Keyence Corp.	5,397	1,149,844
		9,116,922
Computers & Peripherals: 6.7%
Toshiba Corp.	972,000	5,087,687
Wacom Co., Ltd.	916	2,177,718
		7,265,405
Internet Software & Services: 2.3%
So-net Entertainment Corp.	1,235	2,536,024

Software: 1.7%
NSD Co., Ltd.	167,200	1,797,733
Total Information Technology		20,716,084

CONSUMER DISCRETIONARY: 10.2%
Automobiles: 4.5%
Fuji Heavy Industries, Ltd.	675,000	2,615,204
Nissan Motor Co., Ltd.	331,300	2,232,580
		4,847,784

Diversified Consumer Services: 1.6%
Benesse Corp.	35,100	1,718,024

Household Durables: 1.5%
Panasonic Corp.	68,000	995,116
Rinnai Corp.	13,500	636,016
		1,631,132
Hotels, Restaurants & Leisure: 1.3%
WATAMI Co., Ltd.	67,800	1,424,255

Media: 1.3%
Toei Co., Ltd.	240,000	1,349,757
Total Consumer Discretionary		10,970,952

TELECOMMUNICATION SERVICES: 7.9%
Wireless Telecommunication Services: 7.9%
Softbank Corp.	240,200	5,264,857
NTT DoCoMo, Inc.	2,031	3,234,932
Total Telecommunication Services		8,499,789

HEALTH CARE: 5.7%
Health Care Equipment & Supplies: 3.0%
Sysmex Corp.	74,700	3,221,808

Pharmaceuticals: 2.7%
Tsumura & Co.	80,400	2,899,255
Total Health Care		6,121,063

	Shares	Value
COMMON EQUITIES (continued)
CONSUMER STAPLES: 4.2%
Household Products: 3.0%
Pigeon Corp.	80,000	$3,176,675

Food Products: 1.2%
Unicharm Petcare Corp.	36,000	1,340,718
Total Consumer Staples		4,517,393

MATERIALS: 3.2%
Chemicals: 2.2%
JSR Corp.	114,600	2,341,144

Metals & Mining: 1.0%
Tokyo Steel Manufacturing Co., Ltd.	86,400	1,056,878
Total Materials		3,398,022

TOTAL INVESTMENTS: 97.8% (Cost $89,719,538(b))		105,294,604

CASH AND OTHER ASSETS, LESS LIABILITIES: 2.2%		2,417,139

NET ASSETS: 100.0%		$107,711,743

(a)	Certain securities were fair valued under the discretion of the Board of Trustees (Note A).
(b)	Cost of investments is $89,719,538 and net unrealized appreciation consists of:

	Gross unrealized appreciation	$17,742,113
	Gross unrealized depreciation	(2,167,047)
	Net unrealized appreciation	$15,575,066

REIT Real Estate Investment Trust

See accompanying notes to schedules of investments.

PORTFOLIO MANAGERS

J. Michael Oh

Lead Manager

Michael B. Han, CFA

Co-Manager

Mark W. Headley

Co-Manager

FUND FACTS

Ticker	MAKOX
Inception Date	1/3/95
Assets	$132.4 million
NAV	$4.31
Total # of Positions	55

Fiscal Year 2008 Ratios

Portfolio Turnover	28.70	%(1)
Gross Expense Ratio	1.27	%(2)

Benchmark

Korea Composite Stock Price Index (KOSPI)

Redemption Fee

2% within first 90 calendar days of purchase

OBJECTIVE

Long-term capital appreciation.

STRATEGY

Under normal market conditions, the Fund seeks to achieve its investment objective by investing at least 80% of its total net assets, which include borrowings for investment purposes, in the common and preferred stocks of companies located in South Korea.

(1)          The lesser of fiscal year 2008 long-term purchase costs or sales proceeds divided by the average monthly market value of long-term securities.

(2)          Matthews Asia Funds does not charge 12b-1 fees.

Matthews Korea Fund

Portfolio Manager Commentary

For the quarter ended September 30, 2009, the Matthews Korea Fund gained 32.21%, while its benchmark, the Korea Composite Stock Price Index, returned 30.27%.

Following a volatile first six months of the year, Korea’s equity market and its currency, the won, rallied during the third quarter on the back of an easing global credit crisis and strong performance from exporters. Helped by the country’s large trade surplus, the currency strengthened to approximately 1,180 won to the U.S. dollar. Most Korean companies reported improving earnings as well as upbeat expectations for further recovery. Foreign investors became net buyers of Korean equities, with inflows of about US$21 billion—among the largest in the region— during the first nine months of the year. The FTSE Group’s recent official upgrade of South Korea to developed market from emerging market status also contributed positively to capital inflow.

The recent rally was supported by improving fundamentals of Korean companies. In general, improved product and brand equity have helped Korean companies gain market share in the local as well as overseas markets so far this year. For example, Hyundai Motor—the second-largest contributor to Fund performance during the third quarter—has been focused on improving its product quality and design. Hyundai has recently begun to shed its image among some as a second-tier brand. In January, its luxury sedan, Genesis, was named North American car of the year at the Detroit auto show. The company’s early entrance into India and China also secured a lead over its rivals. For the first half of this year, Hyundai Motor, including its Kia affiliate, ranked as the world’s fourth-largest auto group company in terms of units sold, following Toyota, General Motors and Volkswagen.

On a sector basis, financials—particularly bank holdings—were the portfolio’s best contributors during the quarter, bolstered by improving consumer sentiment. The financial sector remains part of the Fund’s strategic focus as it is a useful gauge of the domestic economy. With Korean IT and automaker sales performing well overseas, sentiment back at home has lifted. Overall, department store sales are recording positive year-on-year growth, with shoppers starting to spend again. According to the Bank of Korea, domestic consumer confidence hit a seven-year high in September—the highest level since the third quarter of 2002.

Meanwhile, the health care sector continued to lag behind the market during the quarter. In general, the sector tends to underperform during strong markets due to its relatively defensive nature. It often outperforms during downturns, as it did last year. We largely maintained our core pharmaceutical companies as their fundamentals remained healthy.

As we head into the last quarter of the year, we believe that Korea’s currency may have a bigger influence in the market. The country’s strong export sector and heavy foreign funds inflow into the Korean equity market have contributed to the won’s rise from a March low of about 1,600 won to the U.S. dollar. Although, most Korean companies we’ve talked to have been plotting their business strategies based on a stronger won, a rapid appreciation of the currency may place some short-term pressure on exporters, leading the equity market to possibly correct during the last quarter of the year.

PERFORMANCE AS OF SEPTEMBER 30, 2009

		Average Annual Total Returns
						Inception
	3 Months	1 Year	3 Years	5 Years	10 Years	1/3/95
Matthews Korea Fund	32.21%	28.43%	-0.93%	13.12%	11.67%	4.62%
Korea Composite Stock Price Index(3)	30.27%	17.33%	0.00%	14.88%	7.87%	1.13%
Lipper Pacific ex Japan Funds Category Average(4)	19.14%	27.85%	7.99%	14.50%	9.28%	6.64	%(5)

Performance assumes reinvestment of all dividends and/or distributions before taxes. All performance quoted represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate with market conditions so that when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the return figures quoted. Returns would have been lower if certain of the Fund’s fees and expenses had not been waived. For the Fund’s most recent month-end performance visit matthewsasia.com.

Plotted monthly. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on dividends, capital gain distributions or redemption of Fund shares. Values are in US$.

(3)          It is not possible to invest directly in an index. Source: Index data from Morgan Stanley Capital Management; total return calculations performed by PNC Global Investment Servicing (U.S.) Inc. Please see page 48 for index definitions.

(4)          The Lipper Category Average does not reflect sales charges and is based on total return, including reinvestment of dividends and capital gains for the stated periods.

(5)          Calculated from 12/31/94.

TOP TEN HOLDINGS(6)

	Sector	% of Net Assets
Samsung Electronics Co., Ltd.	Information Technology	11.0%
POSCO	Materials	4.2%
KB Financial Group, Inc.	Financials	3.9%
Hyundai Motor Co.	Consumer Discretionary	3.8%
Shinhan Financial Group Co., Ltd.	Financials	3.5%
SK Telecom Co., Ltd.	Telecommunication Services	3.0%
NHN Corp.	Information Technology	2.8%
LG Electronics, Inc.	Consumer Discretionary	2.8%
LG Chem, Ltd.	Materials	2.7%
Hyundai Mobis	Consumer Discretionary	2.7%
% OF ASSETS IN TOP TEN		40.4%

(6)          Holdings may combine more than one security from same issuer and related depositary receipts.

SECTOR ALLOCATION (%)

Financials	22.8
Consumer Discretionary	20.4
Information Technology	18.2
Industrials	10.8
Consumer Staples	8.5
Materials	7.5
Health Care	4.4
Telecommunication Services	4.4
Energy	1.5
Cash and Other Assets, Less Liabilities	1.5

MARKET CAP EXPOSURE (%)(7)

Large Cap (over $5B)	57.0
Mid Cap ($1B–$5B)	29.1
Small Cap (under $1B)	12.4
Cash and Other Assets, Less Liabilities	1.5

(7)          Source: FactSet Research Systems. Percentage values in data are rounded to the nearest tenth of one percent; the values may not sum to 100% due to rounding.

Matthews Korea Fund	September 30, 2009

Schedule of Investments(a) (unaudited)

	Shares	Value
COMMON EQUITIES: SOUTH KOREA: 96.8%
FINANCIALS: 21.8%
Commercial Banks: 12.0%
Shinhan Financial Group Co., Ltd.(b)	115,048	$4,585,149
KB Financial Group, Inc.(b)	75,059	3,851,574
Hana Financial Group, Inc.	104,832	3,595,389
KB Financial Group, Inc. ADR(b)	26,553	1,366,683
Korea Exchange Bank	113,630	1,329,193
Daegu Bank	84,810	1,212,045
		15,940,033
Insurance: 5.4%
Samsung Fire & Marine Insurance Co., Ltd.	16,246	3,316,239
Dongbu Insurance Co., Ltd.	90,750	2,770,203
Hyundai Marine & Fire Insurance Co., Ltd.	59,310	1,089,914
		7,176,356

Capital Markets: 4.4%
Kiwoom Securities Co., Ltd.	80,061	3,034,702
Samsung Securities Co., Ltd.	47,562	2,764,267
		5,798,969
Total Financials		28,915,358

CONSUMER DISCRETIONARY: 20.4%
Household Durables: 4.3%
LG Electronics, Inc.	34,750	3,689,694
Samsung Digital Imaging Co., Ltd.(b)	46,881	1,960,872
		5,650,566
Auto Components: 3.9%
Hyundai Mobis	25,790	3,616,308
Hankook Tire Co., Ltd.	75,300	1,494,856
		5,111,164
Automobiles: 3.8%
Hyundai Motor Co.	53,143	5,016,555

Media: 2.3%
Cheil Worldwide, Inc.	12,291	3,029,724

Multiline Retail: 2.3%
Hyundai Department Store Co., Ltd.	32,150	2,992,705

Hotels, Restaurants & Leisure: 1.6%
Modetour Network, Inc.	145,057	2,197,699

Diversified Consumer Services: 1.2%
MegaStudy Co., Ltd.	7,875	1,612,989

Textiles, Apparels & Luxury Goods: 1.0%
LG Fashion Corp.	59,960	1,352,034
Total Consumer Discretionary		26,963,436

INFORMATION TECHNOLOGY: 17.5%
Semiconductors & Semiconductor Equipment: 11.0%
Samsung Electronics Co., Ltd.	21,085	14,556,865

Electronic Equipment & Instruments: 3.7%
LG Display Co., Ltd. ADR	146,300	2,096,479
Samsung SDI Co., Ltd.	12,263	1,546,998
SFA Engineering Corp.	34,918	1,210,013
		4,853,490
Internet Software & Services: 2.8%
NHN Corp.(b)	25,516	3,744,191
Total Information Technology		23,154,546

INDUSTRIALS: 10.8%
Industrial Conglomerates: 3.5%
Samsung Techwin Co., Ltd.	30,354	2,396,958
Doosan Corp.	16,619	1,251,131
Orion Corp.	5,321	1,014,587
		4,662,676
Construction & Engineering: 2.4%
Hyundai Development Co.	53,555	1,936,417
HanmiParsons Co., Ltd.(b)	92,030	1,265,339
		3,201,756
Commercial Services & Supplies: 2.1%
S1 Korea Corp.	31,937	1,401,479
Korea Plant Service & Engineering Co., Ltd.	50,210	1,377,625
		2,779,104
Machinery: 1.6%
JVM Co., Ltd.(b)	81,877	2,148,827

Electrical Equipment: 1.2%
LS Corp.	17,367	1,513,223
Total Industrials		14,305,586

CONSUMER STAPLES: 8.5%
Food & Staples Retailing: 4.0%
Shinsegae Food Co., Ltd.	47,133	2,763,865
Shinsegae Co., Ltd.	5,000	2,517,605
		5,281,470
Personal Products: 1.8%
Amorepacific Corp.	3,425	2,452,221

Household Products: 1.7%
LG Household & Health Care, Ltd.	9,966	2,231,615

Tobacco: 1.0%
KT&G Corp.	21,750	1,317,698
Total Consumer Staples		11,283,004

	Shares	Value
COMMON EQUITIES: SOUTH KOREA (continued)
MATERIALS: 7.5%
Metals & Mining: 4.8%
POSCO ADR	37,800	$3,928,932
POSCO	4,053	1,678,144
Korea Zinc Co., Ltd.	4,665	691,507
		6,298,583
Chemicals: 2.7%
LG Chem, Ltd.	19,566	3,626,245
Total Materials		9,924,828

HEALTH CARE: 4.4%
Pharmaceuticals: 4.4%
Yuhan Corp.	16,794	2,711,934
Dong-A Pharmaceutical Co., Ltd.	18,177	1,513,202
Hanmi Pharmaceutical Co., Ltd.	9,831	999,373
LG Life Sciences, Ltd.(b)	10,074	621,844
Total Health Care		5,846,353

TELECOMMUNICATION SERVICES: 4.4%
Wireless Telecommunication Services: 2.9%
SK Telecom Co., Ltd. ADR	119,700	2,088,765
SK Telecom Co., Ltd.	11,755	1,824,962
		3,913,727
Diversified Telecommunication Services: 1.5%
KT Corp.	40,734	1,402,379
KT Corp. ADR	30,500	530,090
		1,932,469
Total Telecommunication Services		5,846,196

ENERGY: 1.5%
Oil, Gas & Consumable Fuels: 1.5%
SK Energy Co., Ltd.	18,670	1,988,046
Total Energy		1,988,046

TOTAL COMMON EQUITIES (Cost $97,243,778)		128,227,353

PREFERRED EQUITIES: SOUTH KOREA: 1.7%
FINANCIALS: 1.0%
Insurance: 1.0%
Samsung Fire & Marine Insurance Co., Ltd., Pfd.	15,311	1,316,338
Total Financials		1,316,338

INFORMATION TECHNOLOGY: 0.7%
Semiconductors & Semiconductor Equipment: 0.7%
Samsung Electronics Co., Ltd., Pfd.	2,325	970,811
Total Information Technology		970,811

TOTAL PREFERRED EQUITIES (Cost $1,748,699)		2,287,149

TOTAL INVESTMENTS: 98.5% (Cost $98,992,477(c))		130,514,502

CASH AND OTHER ASSETS, LESS LIABILITIES: 1.5%		1,900,503

NET ASSETS: 100.0%		$132,415,005

(a)	Certain securities were fair valued under the discretion of the Board of Trustees (Note A).
(b)	Non–income producing security.
(c)	Cost of investments is $98,992,477 and net unrealized appreciation consists of:

	Gross unrealized appreciation	$35,815,611
	Gross unrealized depreciation	(4,293,586)
	Net unrealized appreciation	$31,522,025

ADR	American Depositary Receipt
Pfd.	Preferred

See accompanying notes to schedules of investments.

PORTFOLIO MANAGERS

Lydia So

Lead Manager

Noor Kamruddin

Co-Manager

FUND FACTS

Ticker	MSMLX
Inception Date	9/15/08
Assets	$54.9 million
NAV	$13.95
Total # of Positions	68

Fiscal Year 2008 Ratios

Portfolio Turnover	3.10	%(1)
Gross Expense Ratio	14.31	%(2)
After Contractual Fee Waiver	2.00	%(2)

Benchmark

MSCI All Country Asia ex Japan Small Cap Index

Redemption Fee

2% within first 90 calendar days of purchase

OBJECTIVE

Long-term capital appreciation.

STRATEGY

Under normal market conditions, the Fund seeks to achieve its investment objective by investing at least 80% of its total net assets, which include borrowings for investment purposes, in the common and preferred stocks of small companies located in Asia, excluding Japan.

(1)          The lesser of fiscal year 2008 long-term purchase costs or sales proceeds divided by the average monthly market value of long-term securities.

(2)          The Advisor has contractually agreed to waive Matthews Asia Small Companies Fund’s fees and reimburse expenses until April 30, 2012 to the extent needed to limit total annual operating expenses to 2.00%. Matthews Asia Funds does not charge 12b-1 fees.

Matthews Asia Small Companies Fund

Portfolio Manager Commentary

For the quarter ended September 30, 2009, the Matthews Asia Small Companies Fund gained 20.26%, while its benchmark, the MSCI All Country Asia ex Japan Small Cap Index, rose 20.08%. Momentum from the second quarter’s robust performance continued to drive Asian markets higher in the months that followed.

Abundant liquidity as well as increased confidence that Asian economies had already bottomed out continued to support the market, and the rally occurred broadly across the region’s countries and sectors. Indeed, there is evidence of stability, such as rising industrial production figures and a subsiding contraction in export sectors. The resilience of domestic demand during the quarter also comforted investors, as China saw a strong rebound in auto and property sales. Even in more export-sensitive economies such as South Korea, consumer sentiment has risen monthly since March, surpassing levels seen even before the recent global crisis.

The top three sectors that contributed to the Fund’s absolute performance during the quarter were information technology, industrials and consumer discretionary. These sectors have performed well as they benefited from the recovery of consumer demand and business activities. On a company basis, one of the largest positive contributors to Fund performance was China’s Golden Eagle Retail Group—a holding of the Fund since its inception in September of last year. Golden Eagle, one of the country’s leading department store chain operators, enjoys dominance in its home market of Jiangsu province, just north of Shanghai. The company has consistently shown the ability to execute on its expansion strategies outside of its home turf, and has delivered higher-than-average same-store sales growth and profitability in its sector. Despite the fact that Chinese consumers had generally turned more cautious with their spending in the first half of the year due to concerns surrounding the global financial crisis, Golden Eagle’s revenues and earnings rose 25% and 38%, respectively, during the same time period. We believe that Golden Eagle is well-positioned to benefit from China’s growing middle class over the long term.

During the quarter, we added a new South Korean holding, online book retailer YES24 Co. Although the company has not yet attracted much attention among foreign institutional investors, YES24 is the county’s largest online bookstore and enjoys 40% of domestic market share, and online book sales currently account for only 30% of the total market. The company enjoys increasing bargaining power with publishers due to the economies of scale as more and more customers buy books online. In addition, the company has also gained momentum by selling other products such as DVDs and electronic tickets on its website. We continue to favor companies like YES24 that exhibit the attractive attributes of being domestically oriented with market dominance.

With so much liquidity and markets recovering, some investors are particularly concerned about a potential for a stock market bubble. While we feel that valuations in some areas are high, there are still attractive investment opportunities for fundamental, bottom-up investors.

We are pleased to celebrate the one-year anniversary of the Fund, and we thank you for your ongoing support.

PERFORMANCE AS OF SEPTEMBER 30, 2009

		Average Annual Total Returns
			Since Inception
	3 Months	1 Year	9/15/08
Matthews Asia Small Companies Fund	20.26%	41.79%	37.97%
MSCI All Country Asia ex Japan Small Cap Index(3)	20.08%	44.43%	29.29%
Lipper Pacific ex Japan Funds Category Average(4)	19.14%	27.85%	27.85	%(5)

Performance assumes reinvestment of all dividends and/or distributions before taxes. All performance quoted represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate with market conditions so that when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the return figures quoted. Returns would have been lower if certain of the Fund’s fees and expenses had not been waived. For the Fund’s most recent month-end performance visit matthewsasia.com.

(3)

It is not possible to invest directly in an index. Source: Index data from Morgan Stanley Capital Management; total return calculations performed by PNC Global Investment Servicing (U.S.) Inc. Please see page 48 for index definitions.

(4)	The Lipper Category Average does not reflect sales charges and is based on total return, including reinvestment of dividends and capital gains for the stated periods.

(5)	Calculated from 9/30/08.

TOP TEN HOLDINGS(6)

	Country	% of Net Assets
Zhuzhou CSR Times Electric Co., Ltd.	China/Hong Kong	2.8%
St. Shine Optical Co., Ltd.	Taiwan	2.8%
Synnex Technology International Corp.	Taiwan	2.8%
Singapore Airport Terminal Services, Ltd.	Singapore	2.3%
Vinda International Holdings, Ltd.	China/Hong Kong	2.3%
Sintex Industries, Ltd.	India	2.2%
Uni-President China Holdings, Ltd.	China/Hong Kong	2.1%
Richtek Technology Corp.	Taiwan	2.0%
Yip’s Chemical Holdings, Ltd.	China/Hong Kong	1.9%
Golden Eagle Retail Group, Ltd.	China/Hong Kong	1.9%
% OF ASSETS IN TOP TEN		23.1%

(6)	Holdings may combine more than one security from same issuer and related depositary receipts.

COUNTRY ALLOCATION (%)

China/Hong Kong	31.2
India	19.2
Taiwan	15.8
South Korea	14.6
Singapore	11.7
Malaysia	3.6
Indonesia	2.0
Cash and Other Assets, Less Liabilities	1.9

SECTOR ALLOCATION (%)

Industrials	24.2
Consumer Discretionary	17.3
Information Technology	17.0
Financials	14.9
Consumer Staples	8.9
Materials	6.6
Health Care	6.2
Utilities	1.6
Energy	1.4
Cash and Other Assets, Less Liabilities	1.9

MARKET CAP EXPOSURE (%)(7),(8)

Large Cap (over $5B)	1.0
Mid Cap ($1B–$5B)	46.8
Small Cap (under $1B)	50.3
Cash and Other Assets, Less Liabilities	1.9

(7)	Source: FactSet Research Systems. Percentage values in data are rounded to the nearest tenth of one percent; the values may not sum to 100% due to rounding.

(8)	The Fund defines Small Companies as companies with market capitalization generally between $100 million and $3 billion.

Matthews Asia Small Companies Fund	September 30, 2009

Schedule of Investments(a) (unaudited)

	Shares	Value
COMMON EQUITIES: 98.1%
CHINA/HONG KONG: 31.2%
Zhuzhou CSR Times Electric Co., Ltd. H Shares	901,000	$1,563,426
Vinda International Holdings, Ltd.	1,984,000	1,259,321
Uni-President China Holdings, Ltd.	2,005,000	1,173,145
Yip’s Chemical Holdings, Ltd.	1,764,000	1,033,653
Golden Eagle Retail Group, Ltd.	613,000	1,028,799
Dalian Port PDA Co., Ltd. H Shares	2,432,000	999,489
Xinyu Hengdeli Holdings, Ltd.	3,436,000	946,710
Towngas China Co., Ltd.	2,448,000	853,675
Xinyi Glass Holdings Co., Ltd.	1,206,000	844,375
Wasion Group Holdings, Ltd.	960,000	844,219
AAC Acoustic Technologies Holdings, Inc.	754,000	823,256
Shandong Weigao Group Medical Polymer Co., Ltd. H Shares	232,000	765,343
Kingdee International Software Group Co., Ltd.	4,430,000	746,656
Minth Group, Ltd.	756,000	677,558
Xingda International Holdings, Ltd.	1,469,000	604,908
KWG Property Holding, Ltd.	900,000	579,231
Sino-Ocean Land Holdings, Ltd.	640,000	576,961
China Green Holdings, Ltd.	681,000	576,888
Times, Ltd.	1,001,000	550,223
Mindray Medical International, Ltd. ADR	11,000	359,040
New Oriental Education & Technology Group, Inc. ADR(b)	3,550	285,598
Total China/Hong Kong		17,092,474

INDIA: 19.2%
Sintex Industries, Ltd.	224,280	1,182,638
Exide Industries, Ltd.	495,196	942,100
Thermax, Ltd.	76,674	866,827
Sun TV Network, Ltd.	117,482	797,906
Federal Bank, Ltd.	153,200	796,974
Ipca Laboratories, Ltd.	45,306	758,740
CRISIL, Ltd.	7,683	653,494
ICSA India, Ltd.	145,118	627,366
India Infoline, Ltd.	197,938	608,648
Dabur India, Ltd.	203,265	599,005
Asian Paints, Ltd.	19,749	575,951
Unitech, Ltd.	255,452	566,741
Container Corp. of India, Ltd.	22,255	551,759
Sanghvi Movers, Ltd.	138,198	502,772
Jain Irrigation Systems, Ltd.	18,801	307,308
Godrej Consumer Products, Ltd.	42,686	215,397
Total India		10,553,626

TAIWAN: 15.8%
St. Shine Optical Co., Ltd.	303,492	1,546,003
Synnex Technology International Corp.	727,800	1,544,946
Richtek Technology Corp.	128,000	1,099,419
Chroma ATE, Inc.	525,175	1,021,865
Shin Zu Shing Co., Ltd.	164,480	914,193
TXC Corp.	684,900	903,785
Everlight Electronic Co., Ltd.	265,000	862,695
Formosa International Hotels Corp.	63,700	799,312
Total Taiwan		8,692,218

SOUTH KOREA: 14.6%
Dongbu Insurance Co., Ltd.	33,170	1,012,536
Korea Plant Service & Engineering Co., Ltd.	35,690	979,236
YES24 Co., Ltd.	123,020	754,697
Sung Kwang Bend Co., Ltd.	40,265	748,319
MegaStudy Co., Ltd.	3,527	722,414
Korea Zinc Co., Ltd.	4,791	710,184
POSCO Refractories & Environment Co., Ltd.	19,880	698,251
Kiwoom Securities Co., Ltd.	18,185	689,300
Cheil Worldwide, Inc.	2,529	623,397
Samsung Digital Imaging Co., Ltd.(b)	13,400	560,476
Modetour Network, Inc.	34,506	522,786
Total South Korea		8,021,596

SINGAPORE: 11.7%
Singapore Airport Terminal Services, Ltd.	795,000	1,271,525
Ascendas India Trust	1,560,000	959,023
Keppel Land, Ltd.	460,000	888,553
Tat Hong Holdings, Ltd.	1,194,000	884,758
CSE Global, Ltd.	1,564,000	879,323
CapitaRetail China Trust, REIT	994,000	857,432
Armstrong Industrial Corp., Ltd.	3,610,000	661,712
Total Singapore		6,402,326

MALAYSIA: 3.6%
Dialog Group BHD	1,937,000	685,216
CB Industrial Product Holding BHD	593,000	555,840
KNM Group BHD	3,479,900	744,481
Total Malaysia		1,985,537

INDONESIA: 2.0%
PT Jasa Marga	3,113,000	598,342
PT Bisi International(b)	2,372,000	507,390
Total Indonesia		1,105,732

TOTAL INVESTMENTS: 98.1% (Cost $43,896,393(c))		53,853,509

CASH AND OTHER ASSETS, LESS LIABILITIES: 1.9%		1,029,855

NET ASSETS: 100.0%		$54,883,364

(a)	Certain securities were fair valued under the discretion of the Board of Trustees (Note A).

(b)	Non–income producing security.

(c)	Cost of investments is $43,896,393 and net unrealized appreciation consists of:

	Gross unrealized appreciation	$10,260,545
	Gross unrealized depreciation	(303,429)
	Net unrealized appreciation	$9,957,116

ADR	American Depositary Receipt
BHD	Berhad
REIT	Real Estate Investment Trust

See accompanying notes to schedules of investments.

PORTFOLIO MANAGERS

J. Michael Oh

Lead Manager

Lydia So

Co-Manager

FUND FACTS

Ticker	MATFX
Inception Date	12/27/99
Assets	$119.4 million
NAV	$7.49
Total # of Positions	61

Fiscal Year 2008 Ratios
Portfolio Turnover	44.84	%(1)
Gross Expense Ratio	1.33	%(2)

Benchmark

MSCI/Matthews Asian Technology Index

Redemption Fee

2% within first 90 calendar days of purchase

OBJECTIVE

Long-term capital appreciation.

STRATEGY

Under normal market conditions, the Fund seeks to achieve its investment objective by investing at least 80% of its total net assets, which include borrowings for investment purposes, in the common and preferred stocks of companies located in Asia that derive more than 50% of their revenues from the sale of products or services in technology-related industries and services.

(1)	The lesser of fiscal year 2008 long-term purchase costs or sales proceeds divided by the average monthly market value of long-term securities.

(2)	Matthews Asia Funds does not charge 12b-1 fees.

Matthews Asian Technology Fund

Portfolio Manager Commentary

For the quarter ended September 30, 2009, the Matthews Asian Technology Fund gained 24.83%, while its benchmark, the MSCI/Matthews Asian Technology Index, returned 19.96%.

Asia’s technology sector rallied during the quarter as the global credit crisis eased and robust demand from China generated positive sentiment for the sector. The demand for televisions and other IT products has been strong this year in China on the back of an aggressive government stimulus package. By comparison, overall demand in the U.S. and in other developed markets remained relatively weak.

Some of the portfolio’s holdings in high-growth technologies, such as light-emitting diodes (LED) and touch panels have performed well thus far this year. However, we are becoming more cautious about these areas, as valuations have become expensive and earnings could be volatile in the short term.

During the quarter, the Fund’s holdings in China and Taiwan continued to perform well, while Japan remained relatively weak. Japanese companies that derive the majority of their earnings from the global market, suffered from a strong yen over the quarter. Taiwanese companies also benefited as the stronger yen led more Japanese firms to turn to Taiwan for outsourcing. Just as U.S. firms have for years outsourced manufacturing to Taiwan to save on costs, Japanese firms too are following suit. Earlier in the year, the Fund increased its exposure to Taiwan as valuations became increasingly attractive, a move that has benefited the Fund.

On a company basis, Samsung Electronics—a world-class Asian technology company—was the largest contributor to Fund performance during the third quarter. Samsung Electronics continues to be competitive in the global market and remains a dominant player in the dynamic random access memory (DRAM) and flash memory industries. It has also continued to expand its market share in televisions and other consumer electronics segments. Baidu, one of the Fund’s largest holdings, was the second-largest contributor to performance. We believe that Baidu, which offers online search services to an increasing number of Chinese Internet users, is among the firms best positioned to benefit from China’s growing Internet and e-commerce industries. We believe that China’s online businesses are at an early stage and their growth potential remains significant.

We continue to believe that domestic consumers and corporate spending are important future growth drivers for Asia’s technology sector. Looking ahead, we believe the recovery of demand for technology products in developed markets will impact Asia’s technology sector. Although dependence on developed markets such as the U.S. and Europe has decreased this year, these markets remain important, and further signs of their recovery would be a positive catalyst for Asia’s technology sector.

PERFORMANCE AS OF SEPTEMBER 30, 2009

		Average Annual Total Returns
					Since Inception
	3 Months	1 Year	3 Years	5 Years	12/27/99
Matthews Asian Technology Fund	24.83%	20.23%	1.70%	9.08%	-2.37%
MSCI/Matthews Asian Technology Index(3)	19.96%	17.25%	-0.57%	6.55%	-6.72	%(4)
Lipper Science and Technology Funds Category Average(5)	19.33%	13.87%	0.62%	5.17%	-5.78	%(4)

Performance assumes reinvestment of all dividends and/or distributions before taxes. All performance quoted represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate with market conditions so that when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the return figures quoted. Returns would have been lower if certain of the Fund’s fees and expenses had not been waived. For the Fund’s most recent month-end performance visit matthewsasia.com.

Plotted monthly. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on dividends, capital gain distributions or redemption of Fund shares. Values are in US$.

(3)

It is not possible to invest directly in an index. Source: Index data from Morgan Stanley Capital Management; total return calculations performed by PNC Global Investment Servicing (U.S.) Inc. Please see page 48 for index definitions.

(4)	Calculated from 12/31/99.

(5)	The Lipper Category Average does not reflect sales charges and is based on total return, including reinvestment of dividends and capital gains for the stated periods.

TOP TEN HOLDINGS(6)

	Country	% of Net Assets
Baidu, Inc. ADR	China/Hong Kong	5.0%
Samsung Electronics Co., Ltd.	South Korea	4.2%
Hon Hai Precision Industry Co., Ltd.	Taiwan	3.3%
Taiwan Semiconductor Manufacturing Co., Ltd.	Taiwan	3.0%
Toshiba Corp.	Japan	2.7%
Canon, Inc.	Japan	2.6%
Sony Corp.	Japan	2.5%
MediaTek, Inc.	Taiwan	2.5%
ZTE Corp.	China/Hong Kong	2.5%
NHN Corp.	South Korea	2.5%
% OF ASSETS IN TOP TEN		30.8%

(6)	Holdings may combine more than one security from same issuer and related depositary receipts.

COUNTRY ALLOCATION (%)

China/Hong Kong	27.4
Japan	22.4
Taiwan	20.2
South Korea	18.0
India	5.6
Indonesia	1.9
United States	1.6
Philippines	1.4
Cash and Other Assets, Less Liabilities	1.5

SECTOR ALLOCATION (%)

Information Technology	64.3
Consumer Discretionary	13.7
Telecommunication Services	11.0
Industrials	5.1
Health Care	1.8
Materials	1.5
Financials	1.1
Cash and Other Assets, Less Liabilities	1.5

MARKET CAP EXPOSURE (%)(7)

Large Cap (over $5B)	63.3
Mid Cap ($1B–$5B)	29.4
Small Cap (under $1B)	5.8
Cash and Other Assets, Less Liabilities	1.5

(7)	Source: FactSet Research Systems. Percentage values in data are rounded to the nearest tenth of one percent; the values may not sum to 100% due to rounding.

Matthews Asian Technology Fund	September 30, 2009

Schedule of Investments(a) (unaudited)

	Shares	Value
COMMON EQUITIES: 96.8%
CHINA/HONG KONG: 27.4%
Baidu, Inc. ADR(b)	15,300	$5,983,065
ZTE Corp. H Shares	559,080	2,938,333
Tencent Holdings, Ltd.	147,200	2,389,032
New Oriental Education & Technology Group, Inc. ADR(b)	28,400	2,284,780
Ctrip.com International, Ltd. ADR(b)	38,100	2,239,899
Mindray Medical International, Ltd. ADR	66,200	2,160,768
ASM Pacific Technology, Ltd.	263,200	1,860,098
China Mobile, Ltd. ADR	37,400	1,836,714
Perfect World Co., Ltd. ADR(b)	37,024	1,780,854
Sohu.com, Inc.(b)	25,700	1,767,646
NetEase.com, Inc. ADR(b)	34,400	1,571,392
Lenovo Group, Ltd.	3,256,000	1,445,211
Kingdee International Software Group Co., Ltd.	7,478,000	1,260,383
Shanda Games, Ltd. ADR(b)	100,800	1,179,360
AAC Acoustic Technologies Holdings, Inc.	972,000	1,061,280
China Communications Services Corp., Ltd. H Shares	1,792,000	976,786
Shandong Weigao Group Medical Polymer Co., Ltd. H Shares	8,000	26,391
Total China/Hong Kong		32,761,992

JAPAN: 22.4%
Toshiba Corp.	621,000	3,250,466
Canon, Inc.	78,100	3,129,189
Sony Corp.	102,200	2,994,771
Softbank Corp.	92,700	2,031,858
Fanuc, Ltd.	22,100	1,973,773
Tokyo Electron, Ltd.	28,100	1,786,854
Shinko Electric Industries Co., Ltd.	98,500	1,746,673
JSR Corp.	84,700	1,730,322
Nikon Corp.	79,000	1,438,870
Hamamatsu Photonics, K.K.	53,300	1,273,152
Rakuten, Inc.	1,899	1,264,106
Wacom Co., Ltd.	482	1,145,917
Keyence Corp.	5,180	1,103,611
Asahi Glass Co., Ltd.	126,000	1,015,538
Murata Manufacturing Co., Ltd.	19,200	906,537
Total Japan		26,791,637

TAIWAN: 20.2%
Hon Hai Precision Industry Co., Ltd.	988,333	3,946,467
Taiwan Semiconductor Manufacturing Co., Ltd.	1,824,933	3,611,543
MediaTek, Inc.	177,156	2,944,512
Richtek Technology Corp.	318,150	2,732,658
Synnex Technology International Corp.	1,202,300	2,552,196
Wistron Corp.	840,184	1,558,857
Epistar Corp.	406,000	1,474,615
Acer, Inc.	482,780	1,227,316
WPG Holdings Co., Ltd.	864,000	1,218,871
Shin Zu Shing Co., Ltd.	198,668	1,104,213
Chunghwa Telecom Co., Ltd.	596,038	1,075,440
Quanta Computer, Inc.	308,050	644,757
Total Taiwan		24,091,445

SOUTH KOREA: 16.3%
Samsung Electronics Co., Ltd.	7,304	5,042,606
NHN Corp.(b)	20,008	2,935,953
JVM Co., Ltd.(b)	77,975	2,046,421
LG Display Co., Ltd. ADR	131,600	1,885,828
Samsung Digital Imaging Co., Ltd.(b)	41,237	1,724,802
SK Telecom Co., Ltd. ADR	97,300	1,697,885
Samsung SDI Co., Ltd.	13,109	1,653,722
Hynix Semiconductor, Inc.(b)	76,908	1,288,250
MegaStudy Co., Ltd.	5,916	1,211,738
Total South Korea		19,487,205

INDIA: 5.6%
Infosys Technologies, Ltd.	54,168	2,585,391
Bharti Airtel, Ltd.	178,418	1,547,739
India Infoline, Ltd.	428,698	1,318,222
Exide Industries, Ltd.	628,792	1,196,263
Total India		6,647,615

INDONESIA: 1.9%
PT Telekomunikasi Indonesia ADR	63,000	2,249,100
Total Indonesia		2,249,100

UNITED STATES: 1.6%
Cognizant Technology Solutions Corp.,
Class A(b)	48,300	1,867,278
Total United States		1,867,278

PHILIPPINES: 1.4%
Globe Telecom, Inc.	82,850	1,709,170
Total Philippines		1,709,170

TOTAL COMMON EQUITIES (Cost $91,203,317)		115,605,442

PREFERRED EQUITIES: 1.7%

SOUTH KOREA: 1.7%
LG Electronics, Inc., Pfd.	44,189	1,975,294
Total South Korea		1,975,294

TOTAL PREFERRED EQUITIES (Cost $2,044,083)		1,975,294

TOTAL INVESTMENTS: 98.5% (Cost $93,247,400(c))		117,580,736

CASH AND OTHER ASSETS, LESS LIABILITIES: 1.5%		1,816,668

NET ASSETS: 100.0%		$119,397,404

(a)	Certain securities were fair valued under the discretion of the Board of Trustees (Note A).
(b)	Non–income producing security.
(c)	Cost of investments is $93,247,400 and net unrealized appreciation consists of:

	Gross unrealized appreciation	$29,040,035
	Gross unrealized depreciation	(4,706,699)
	Net unrealized appreciation	$24,333,336

ADR	American Depositary Receipt
Pfd.	Preferred

See accompanying notes to schedules of investments.

Notes to Schedules of Investments (Unaudited)

A.           SECURITY VALUATION: Matthews Asia Funds’ (each a “Fund”, collectively the “Funds”) equity securities are valued based on market quotations, or at fair value as determined in good faith by or under the direction of the Board of Trustees (the “Board”) when no market quotations are available or when market quotations have become unreliable. Securities that trade in over-the-counter markets, including most debt securities (bonds), may be valued using indicative bid and ask quotations from bond dealers or market makers, or other available market information, or on their fair value as determined by or under the direction of the Board. The Board has delegated the responsibility of making fair value determinations to the Funds’ Valuation Committee (the “Valuation Committee”) subject to the Funds’ Pricing Policies. When fair value pricing is employed, the prices of securities used by a Fund to calculate its NAV differ from any quoted or published prices for the same securities for that day. All fair value determinations are made subject to the Board’s oversight.

The books and records of the Funds are maintained in U.S. dollars. Transactions, portfolio securities, and assets and liabilities denominated in a foreign currency are translated and recorded in U.S. dollars at the prevailing exchange rate as of the close of trading on the New York Stock Exchange (“NYSE”). Translation gains or losses resulting from changes in the exchange rate during the reporting period and realized gains and losses on the settlement of foreign currency transactions are reported in the results of operations for the current period. The Funds do not isolate that portion of gains and losses on investments in equity securities that is due to changes in foreign exchange rate from that which is due to changes in market prices of equity securities.

Market values for equity securities are determined based on quotations from the principal (or most advantageous) market on which the security is traded. Market quotations used by the Funds include last reported sale prices, or, if such prices are not reported or available, bid and asked prices. Securities are valued through valuations obtained from a commercial pricing service or by securities dealers in accordance with procedures established by the Board.

Events affecting the value of foreign investments occur between the time at which they are determined and the close of trading on the NYSE. If the Funds believe that such events render market quotations unreliable, and the impact of such events can be reasonably determined, the investments will be valued at their fair value. The fair value of a security held by the Funds may be determined using the services of third-party pricing services retained by the Funds or by the Valuation Committee, in either case subject to the Board’s oversight.

Foreign securities held by the Funds may be traded on days and at times when the NYSE is closed. Accordingly, the NAV of the Funds may be significantly affected on days when shareholders have no access to the Funds.

B.             FAIR VALUE MEASUREMENTS: Various inputs are used in determining the fair value of investments, which are as follows:

Level 1: Quoted prices in active markets for identical securities.

Level 2: Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc).

Level 3: Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

As of September 30, 2009, Level 3 Securities consist of convertible bonds that trade in over-the-counter markets. As described in Note A, these securities are valued using indicative bid and ask quotations from bond dealers and market makers, or on their fair value as determined under the direction of the Board. Indicative quotations and other information used by the Funds may not always be directly observable in the marketplace due to the nature of these markets and the manner of execution. These inputs, the methodology used for valuing such securities, and the characterization of such securities as Level 3 Securities are not necessarily an indication of liquidity, or the risk associated with investing in these securities.

The summary of inputs used to determine the fair valuation of the Fund’s investments as of September 30, 2009 is as follows:

	Matthews Asian	Matthews Asia
	Growth and	Pacific Equity	Matthews Asia	Matthews Pacific
	Income Fund	Income Fund	Pacific Fund	Tiger Fund
Level 1: Quoted Prices
Common Equities:
China/Hong Kong	$16,030,429	$—	$11,293,027	$225,904,476
India	—	—	1,065,330	26,958,188
Indonesia	33,493,740	3,316,530	—	9,842,490
South Korea	22,104,491	3,948,935	—	—
Taiwan	34,454,025	4,598,962	—	—
United Kingdom	60,030,138	3,939,429	—	—
Level 2: Other Significant Observable Inputs
Common Equities:
Australia	32,423,679	13,304,411	14,969,046	—
China/Hong Kong	475,606,389	42,420,269	42,082,196	830,924,902
India	—	1,181,694	13,579,025	583,959,646
Indonesia	—	7,746,017	14,329,725	190,468,465
Japan	211,015,333	36,608,181	66,618,069	—
Malaysia	—	12,266,388	2,543,062	129,427,848
New Zealand	—	—	907,894	—
Philippines	28,232,554	7,190,684	1,596,660	39,894,431
Singapore	236,928,061	11,994,384	6,076,198	99,720,993
South Korea	101,800,283	14,706,786	11,016,188	542,844,404
Taiwan	125,389,661	19,396,180	11,063,881	261,728,128
Thailand	62,161,848	19,588,929	6,034,146	127,391,192
United Kingdom	—	2,932,573	—	—
Preferred Equities:
South Korea	70,188,382	—	3,229,100	—
Warrants:
India	3,464,400	—	—	—
Level 3: Significant Unobservable Inputs
International Bonds	645,520,967	8,054,402	—	—
Total Market Value of Investments	$2,158,844,380	$213,194,754	$206,403,547	$3,069,065,163

	Matthews	Matthews	Matthews	Matthews
	China Fund	India Fund	Japan Fund	Korea Fund
Level 1: Quoted Prices
Common Equities:
Consumer Discretionary	$88,405,679	$—	$—	$—
Financials	8,956,273	23,366,547	—	1,366,683
Health Care	27,790,498	—	—	—
Industrials	—	—	—	1,265,339
Information Technology	67,706,780	9,124,800	—	2,096,479
Materials	—	—	—	3,928,932
Telecommunication Services	17,478,249	—	—	2,618,855
Utilities	5,951,376	—	—	—
Level 2: Other Significant Observable Inputs
Common Equities:
Consumer Discretionary	411,567,228	68,350,128	10,970,952	26,963,436
Consumer Staples	193,240,365	28,239,260	4,517,393	11,283,004
Energy	116,344,145	30,684,974	—	1,988,046
Financials	443,155,682	147,826,887	24,339,322	27,548,675
Health Care	—	43,068,907	6,121,063	5,846,353
Industrials	234,539,064	122,205,411	26,731,979	13,040,247
Information Technology	201,557,524	55,842,589	20,716,084	21,058,067
Materials	20,139,012	14,508,881	3,398,022	5,995,896
Telecommunication Services	51,131,662	19,035,804	8,499,789	3,227,341
Utilities	102,413,831	30,962,400	—	—
Preferred Equities:
Financials	—	—	—	1,316,338
Information Technology	—	—	—	970,811
Level 3: Significant Unobservable Inputs
International Bonds	—	23,917,438	—	—
Total Market Value of Investments	$1,990,377,368	$617,134,026	$105,294,604	$130,514,502

	Matthews Asia	Matthews Asian
	Small Companies Fund	Technology Fund
Level 1: Quoted Prices
Common Equities:
China/Hong Kong	$1,194,861	$20,804,478
Indonesia	—	2,249,100
South Korea	—	3,583,713
United States	—	1,867,278
Preferred Equities:
South Korea	—	1,975,294
Level 2: Other Significant Observable Inputs
Common Equities:
China/Hong Kong	15,897,613	11,957,514
Japan	—	26,791,637
India	10,553,626	6,647,615
Indonesia	1,105,732	—
Malaysia	1,985,537	—
Philippines	—	1,709,170
Singapore	6,402,326	—
South Korea	8,021,596	15,903,492
Taiwan	8,692,218	24,091,445
Total Market Value of Investments	$53,853,509	$117,580,736

Following is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value:

	Matthews Asian	Matthews Asia
	Growth and	Pacific Equity	Matthews
	Income Fund	Income Fund	India Fund
	International Bonds	International Bonds	International Bonds
Balance as of December 31, 2008 (market value)	$368,908,419	$2,803,227	$15,405,773
Accrued discounts/premiums	14,545,985	125,078	1,797,916
Realized gain/(loss)	(9,292,385)	136,018	509,468
Change in unrealized appreciation/(depreciation)	115,285,791	620,153	5,179,881
Net purchases/(sales)	156,073,157	4,369,926	1,024,400
Transfers in and/or out of Level 3	—	—	—
Balance as of September 30, 2009 (market value)	$645,520,967	$8,054,402	$23,917,438
Net change in unrealized appreciation/depreciation on
Level 3 investments held as of 9/30/09	$107,631,683	$620,153	$5,574,711

C.            TAX INFORMATION: Under current tax law, capital and currency losses realized after October 31 and prior to the Fund’s fiscal year end may be deferred as occurring on the first day of the following fiscal year. Post-October losses at fiscal year end December 31, 2008 were as follows:

	Post October Capital Losses	Post October Currency Losses
Matthews Asian Growth and Income Fund	$27,273,299	$—
Matthews Asia Pacific Equity Income Fund	3,795,549	—
Matthews Asia Pacific Fund	19,533,406	—
Matthews Pacific Tiger Fund	172,123,650	—
Matthews China Fund	15,795,511	—
Matthews India Fund	44,921,286	—
Matthews Japan Fund	16,453,559	—
Matthews Korea Fund	834,632	—
Matthews Asia Small Companies Fund	47,978	963
Matthews Asian Technology Fund	5,094,779	—

For federal income tax purposes, the Funds indicated below have capital loss carryforwards, expiring in the year indicated, as of December 31, 2008, which are available to offset future capital gains, if any:

LOSS DEFERRED EXPIRING IN:	2009	2010	2016	Total
Matthews Asia Pacific Equity Income Fund	$—	$—	$1,466,788	$1,466,788
Matthews Asia Pacific Fund	—	—	24,090,517	24,090,517
Matthews Japan Fund	—	—	36,495,378	36,495,378
Matthews Asia Small Companies Fund	—	—	7,715	7,715
Matthews Asian Technology Fund	5,967,059	3,461,198	17,493,413	26,921,670

For additional information regarding the accounting policies of the Matthews Asia Funds, refer to the most recent financial Statements in the N-CSR filing at www.sec.gov.

Disclosures and Index Definitions

Disclosures

Fund Holdings: The Fund holdings shown in this report are as of September 30, 2009. Holdings are subject to change at any time, so holdings shown in this report may not reflect current Fund holdings. The Funds file complete schedules of portfolio holdings with the Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Q is filed with the SEC within 60 days of the end of the quarter to which it relates, and is available on the SEC’s website at www.sec.gov. It may also be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. Complete Schedules of Investment are also available without charge, upon request, from the Funds by calling us at 800.789.ASIA (2472).

Proxy Voting Record: The Funds’ Statement of Additional Information containing a description of the policies and procedures that the Funds have used to vote proxies relating to portfolio securities, along with each Fund’s proxy voting record relating to portfolio securities held during the 12-month period ended June 30, 2009, is available upon request, at no charge, at the Funds’ website at matthewsasia.com or by calling 1.800.789.ASIA (2742), or on the SEC’s website at www.sec.gov.

Shareholder Reports and Prospectuses: To reduce the Funds’ expenses, we try to identify related shareholders in a household and send only one copy of the Funds’ prospectus and financial reports to that address. This process, called “householding,” will continue indefinitely unless you instruct us otherwise. At any time you may view the Funds’ current prospectus and financial reports on our website. If you prefer to receive individual copies of the Funds’ prospectus or financial reports, please call us at 1.800.789.ASIA (2742).

Index Definitions

The MSCI All Country Asia ex Japan Index is a free float–adjusted market capitalization–weighted index of the stock of markets of China, Hong Kong, India, Indonesia, Malaysia, Philippines, Singapore, South Korea, Taiwan and Thailand.

The MSCI All Country Far East ex Japan Index is a free float–adjusted market capitalization–weighted index of the stock markets of China, Hong Kong, Indonesia, Malaysia, Philippines, Singapore, South Korea, Taiwan and Thailand.

The MSCI All Country Asia Pacific Index is a free float–adjusted market capitalization–weighted index of the stock markets of Australia, China, Hong Kong, India, Indonesia, Japan, Malaysia, New Zealand, Philippines, Singapore, South Korea, Taiwan and Thailand.

The MSCI China Index is a free float–adjusted market capitalization–weighted index of Chinese equities that includes China-affiliated corporations and H shares listed on the Hong Kong Exchange, and B shares listed on the Shanghai and Shenzhen exchanges.

The Bombay Stock Exchange 100 (BSE 100) Index is a free float–adjusted market capitalization–weighted index of the 100 stocks listed on the Bombay Stock Exchange.

The MSCI Japan Index is a free float–adjusted market capitalization–weighted index of Japanese equities listed in Japan.

The Tokyo Stock Price Index (TOPIX) is a market capitalization–weighted index of all companies listed on the First Section of the Tokyo Stock Exchange.

The Korea Composite Stock Price Index (KOSPI) is a market capitalization–weighted index of all common stocks listed on the Korea Stock Exchange.

The MSCI All Country Asia ex Japan Small Cap Index is a free float–adjusted market capitalization–weighted small cap index of the stock markets of China, Hong Kong, India, Indonesia, Malaysia, Philippines, Singapore, South Korea, Taiwan and Thailand.

The MSCI/Matthews Asian Technology Index is a free float–adjusted market capitalization–weighted index of Asian equities tracking a broad range of technology stocks including semiconductor equipment and products, communications equipment, computers and peripherals, electronic equipment and instruments, office electronics, software,

Matthews Asia Funds

BOARD OF TRUSTEES

Independent Trustees:

Geoffrey H. Bobroff, Chairman

Rhoda Rossman

Toshi Shibano

Jonathan F. Zeschin

Interested Trustee:(1)

G. Paul Matthews

EXECUTIVE OFFICERS

William J. Hackett

Shai A. Malka

John P. McGowan

Manoj K. Pombra

INVESTMENT ADVISOR

Matthews International Capital Management, LLC

Four Embarcadero Center, Suite 550

San Francisco, CA 94111

800.789.ASIA (2742)

ACCOUNT SERVICES

PNC Global Investment Servicing (U.S.) Inc.

P.O. Box 9791

Providence, RI 02940

800.789.ASIA (2742)

CUSTODIAN

Brown Brothers Harriman & Co.

50 Milk Street

Boston, MA 02109

(1) As defined under the Investment Company Act of 1940, as amended.

P.O. Box 9791 |  Providence, RI 02940 |  matthewsasia.com |  800.789.ASIA (2742)

©2009 Matthews Asia Funds	QR_0909_157M